                                             HERCULES INCORPORATED

                                     LONG TERM INCENTIVE COMPENSATION PLAN

                                  (AMENDED AND RESTATED AS OF APRIL 27, 1995)





                                                       Hercules Incorporated
                                                       Hercules Plaza
                                                       Wilmington, DE 19894-0001
                                                       April 27, 1995

                               TABLE OF CONTENTS

                                                                                                        Page
                                                                                                        ----
ARTICLE I . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     PURPOSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE II  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         DEFINITIONS AND CONSTRUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 2.1  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 (1)   Accelerated Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 (2)   Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 (3)   APD Election . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 (4)   Attributable Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 (5)   Award. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 (6)   Award Commitment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 (7)   Award Items. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 (8)   Base Salary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 (9)   Beneficiary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 (10)  Board. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 (11)  Bonus. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 (12)  Cash Value Award or CVA. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 (13)  CEO. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 (14)  Change in Control. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4





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
                 (15)  Code. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 (16)  Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 (17)  Common Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 (18)  Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 (19)  Date of Grant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 (20)  Designated Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 (21)  Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 (22)  Fair Market Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 (23)  Grantee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 (24)  Grantor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 (25)  Hercules Incorporated Deferred Compensation Plan  . . . . . . . . . . . . . .   7
                 (26)  Hercules Incorporated Non-Qualified Savings Plan  . . . . . . . . . . . . . .   7
                 (27)  Hercules Pension Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 (28)  Hercules Pension Restoration Plan . . . . . . . . . . . . . . . . . . . . . .   7
                 (29)  Incentive Stock Option or ISO . . . . . . . . . . . . . . . . . . . . . . . .   7
                 (30)  Management Incentive Compensation Plan  . . . . . . . . . . . . . . . . . . .   8
                 (31)  Maximum Award . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 (32)  Minimum Award . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 (33)  Nonqualified Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 (34)  Nonreporting Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 (35)  Normal Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 (36)  Normal Vesting Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 (37)  Option or Stock Option  . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 (38)  Optionee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9





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
                 (39)  Option Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 (40)  Option Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 (41)  Other Market-Based Awards . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 (42)  Other Performance-Based Awards  . . . . . . . . . . . . . . . . . . . . . . .   9
                 (43)  Participating Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 (44)  PASO Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (45)  Payout Schedule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (46)  Performance Accelerated Stock Option or "PASO"  . . . . . . . . . . . . . . .  10
                 (47)  Performance Goal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (48)  Performance Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (49)  Performance Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 (50)  Performance Share Award . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 (51)  Performance Share Fair Market Value . . . . . . . . . . . . . . . . . . . . .  11
                 (52)  Phantom Unit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 (53)  Phantom Unit Award  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 (54)  Phantom Unit Fair Market Value  . . . . . . . . . . . . . . . . . . . . . . .  11
                 (55)  Reduction in Force  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 (56)  Related Entity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 (57)  Reporting Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 (58)  Restricted Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 (59)  Restricted Stock Award  . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 (60)  Restricted Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 (61)  Restriction Range . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 (62)  Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13



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
                 (63)  Rule 16b-3  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (64)  SAR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (65)  SAR Fair Market Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (66)  Stock Appreciation Right. . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (67)  Stock Appreciation Right Award. . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (68)  Stock Option Award. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (69)  Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (70)  Substitution Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (71)  Suspension Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (72)  Target Award  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 2.2  Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

ARTICLE III . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         STOCK AVAILABLE FOR AWARDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         Section 3.1  Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         Section 3.2  Number of Shares Deliverable  . . . . . . . . . . . . . . . . . . . . . . . . .   15
         Section 3.3  Reusable Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         Section 3.4  Shares Not Charged Against Available Shares . . . . . . . . . . . . . . . . . .   16

ARTICLE IV  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         AWARDS AND AWARD AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         Section 4.1  General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         Section 4.2  Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         Section 4.3  Terms and Conditions; Award Commitments . . . . . . . . . . . . . . . . . . . .   18





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
               4.3.1  Terms And Conditions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
               4.3.2  Award Commitments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE V . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         OPTIONS AND STOCK APPRECIATION RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 5.1  Award of Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
               5.1.1  Grants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
               5.1.2  Types of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
               5.1.3  Substantial Stockholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
               5.1.4  Maximum Award To An Individual. . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 5.2  Option Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 5.3  Option Periods  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 5.4  Exercise of Options   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
               5.4.1  Exercisability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
               5.4.2  Certain Limitations.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
               5.4.3  Method of Exercise  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 5.5  Time and Method of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
               5.5.1  Form of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
               5.5.2  Time of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
               5.5.3  Methods for Tendering Shares  . . . . . . . . . . . . . . . . . . . . . . . . . .  23
               5.5.4  ISO Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 5.6  Delivery of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 5.7  Stockholder Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 5.8  Incentive Stock Options   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24





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
                 5.8.1   Individual Limitation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 5.8.2   Code Qualification. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 5.8.3   Notice of Disposition . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 5.9     Stock Appreciation Rights Awards. . . . . . . . . . . . . . . . . . . . . . . .  26
                 5.9.1   Grants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 5.9.2   SAR Exercise. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 5.9.3   Value of SAR Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 5.9.4   Time and Method of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 5.9.5   Effect of SAR and Option Exercises. . . . . . . . . . . . . . . . . . . . . . .  28
                 5.9.6   Nature of SARs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 5.10    Performance Accelerated Stock Options Awards  . . . . . . . . . . . . . . . . .  29
                 5.10.1  Grants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 5.10.2  Accelerated Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 5.10.3  PASO Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 5.10.4  Exercisability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 5.10.5  Corporate or Business Goals   . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 5.10.6  PASOs Treated Like Options  . . . . . . . . . . . . . . . . . . . . . . . . . .  31

ARTICLE VI   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         PERFORMANCE SHARE AWARDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 6.1  Grants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 6.2  Performance Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 6.3  Performance Goals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 6.4  Payout Schedule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
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
           Section 6.5  Issuance of Stock and Stock Certificates  . . . . . . . . . . . . . . . . . . .  33
                 6.5.1  Issuance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                 6.5.2  Custody and Legends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
           Section 6.6  Restrictions and Forfeitures. . . . . . . . . . . . . . . . . . . . . . . . . .  34
           Section 6.7  Stockholder Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
           Section 6.8  Delivery of Shares and Cash Payments. . . . . . . . . . . . . . . . . . . . . .  36
                 6.8.1  Determination of Performance Results and Award Settlement.  . . . . . . . . . .  36
                 6.8.2  Delivery of Shares and Payment of Cash  . . . . . . . . . . . . . . . . . . . .  36
                 6.8.3  Revisions for Significant Events  . . . . . . . . . . . . . . . . . . . . . . .  39
                 6.8.4  Conditions Precedent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                 6.8.5  Performance Share Fair Market Value . . . . . . . . . . . . . . . . . . . . . .  40

ARTICLE VII . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         RESTRICTED STOCK AWARDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 7.1  Grants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 7.2  Restricted Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 7.3  Restrictions and Forfeiture . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 7.4  Issuance of Stock and Stock Certificate . . . . . . . . . . . . . . . . . . . . .  42
               7.4.1  Issuance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
               7.4.2  Custody and Legends.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 7.5  Stockholder Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         Section 7.6  Delivery of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

ARTICLE VIII  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
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
         PHANTOM UNIT AWARDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 8.1  Grants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 8.2  Vesting of Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Section 8.3  Value of Phantom Units Payments . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Section 8.4  Time and Method of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 8.5  Forfeiture of Phantom Units . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 8.6  Nature of Phantom Units . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

ARTICLE IX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         CASH VALUE AWARDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 9.1  Grants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 9.2  Performance Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 9.3  Performance Goals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 9.4  Payout Schedule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         Section 9.5  Form Of Payout. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         Section 9.6  Calculation Of Payout . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

ARTICLE X . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         OTHER AWARDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 10.1  Other Market-Based Awards    . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 10.2  Other Performance-Based Awards   . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 10.3  Terms of Other Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
         Section 10.4  Stock Option Dividend Equivalents. . . . . . . . . . . . . . . . . . . . . . . .  53
               10.4.1  Grants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

                 10.4.2   Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
                 10.4.3   Forfeiture. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
ARTICLE XI. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
           SUBSTITUTION AWARDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
           Section 11.1  Substitution of Performance Shares . . . . . . . . . . . . . . . . . . . . . . . .  54
           Section 11.2  Substitution of Restricted Stock . . . . . . . . . . . . . . . . . . . . . . . . .  54
           Section 11.3  Substitution Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
           Section 11.4  Substitutions in Contemplation of Retirement . . . . . . . . . . . . . . . . . . .  55

ARTICLE XII     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         TERMINATION OF EMPLOYMENT      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         Section   12.1  Retirement     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                 12.1.1  Stock Options and SARs   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                 12.1.2  Performance Share, Restricted Stock,
                         Phantom Unit, and Cash Value  Awards . . . . . . . . . . . . . . . . . . . . . . .  56
                 12.1.3  Performance Accelerated Stock Options  . . . . . . . . . . . . . . . . . . . . . .  57
         Section   12.2  Reduction in Force . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                 12.2.1  Stock Options and SARs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                 12.2.2  Performance Share, Restricted Stock,
                         Phantom Unit and Cash Value Awards . . . . . . . . . . . . . . . . . . . . . . . .  58
                 12.2.3  Performance Accelerated Stock Options. . . . . . . . . . . . . . . . . . . . . . .  58
         Section   12.3  Transfers to Certain Related Entities. . . . . . . . . . . . . . . . . . . . . . .  59
                 12.3.1  Stock Options and SARs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

                 12.3.2  Performance Share, Restricted Stock,  Phantom Unit and Cash Value Awards . . . . .   59
                 12.3.3  Performance Accelerated Stock Options. . . . . . . . . . . . . . . . . . . . . . .   60
           Section 12.4  Disability or Death. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
                 12.4.1  Stock Options and SARs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
                 12.4.2  Performance Share, Restricted Stock,  Phantom Unit and Cash Value Awards . . . . .   60
         Section 12.4.3  Performance Accelerated Stock Options. . . . . . . . . . . . . . . . . . . . . . .   61
         Section   12.5  Resignation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
                 12.5.1  Stock Options,  SARs and Performance Accelerated Stock Options . . . . . . . . . .   61
                 12.5.2  Performance Share, Restricted Stock,  Phantom Unit and Cash Value Awards . . . . .   61
         Section   12.6  Decrease in Company Ownership  . . . . . . . . . . . . . . . . . . . . . . . . . .   62
                 12.6.1  Stock Options and SARs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
                 12.6.2  Performance Share, Restricted Stock,  Phantom Unit and Cash Value Awards . . . . .   63
                 12.6.3  Performance Accelerated Stock Options  . . . . . . . . . . . . . . . . . . . . . .   63
         Section   12.7  Termination of Employment for Other Reasons  . . . . . . . . . . . . . . . . . . .   64
                 12.7.1  Stock Options,  SARs and Performance Accelerated Stock Options . . . . . . . . . .   64
                 12.7.2  Performance Share, Restricted Stock,  Phantom Unit and Cash Value Awards.  . . . .   64
         Section   12.8  Termination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
         Section   12.9  Reporting Person Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . .   65

ARTICLE XIII  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         EXCHANGE AWARDS; ABOVE TARGET MICP AWARDS. . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 13.1  Salary/Bonus Reductions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
                 13.1.1  Restricted Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
                 13.1.2  Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         Section 13.2  Deferred Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
                 13.2.1  Deferred Compensation Plan Accounts  . . . . . . . . . . . . . . . . . . . . .  68
                 13.2.2  Non-Qualified Savings Plan Accounts  . . . . . . . . . . . . . . . . . . . . .  69
         Section 13.3  Termination of Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
                 13.3.1  Death, Disability and Reduction in Force . . . . . . . . . . . . . . . . . . .  69
                 13.3.2  Retirement.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
                 13.3.3  Resignation or Termination for Cause . . . . . . . . . . . . . . . . . . . . .  71
         Section 13.4  Avoidance of Pension Diminution  . . . . . . . . . . . . . . . . . . . . . . . .  72
                 13.4.1  Governing Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
                 13.4.2  Exchange Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
                 13.4.3  Designated Retirement Date . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         Section 13.5  Irrevocability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         Section 13.6  Equivalency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         Section 13.7  MICP Awards    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         Section 13.8  Definition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75

ARTICLE XIV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         CERTAIN TERMS APPLICABLE TO ALL AWARDS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         Section 14.1  Withholding Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75

         Section 14.2 Adjustments to Reflect Capital Changes. . . . . . . . . . . . . . . . . . . . . .  77
               14.2.1  Recapitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
               14.2.2  Sale or Reorganization . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
               14.2.3 Options to Purchase Stock of Acquired Companies . . . . . . . . . . . . . . . . .  78
         Section 14.3  Failure to Comply With Terms and Conditions  . . . . . . . . . . . . . . . . . .  79
         Section 14.4  Forfeiture Upon Occurrence of Certain Events . . . . . . . . . . . . . . . . . .  79
         Section 14.5  Regulatory Approvals and Listing   . . . . . . . . . . . . . . . . . . . . . . .  80
         Section 14.6  Restrictions Upon Resale of Stock  . . . . . . . . . . . . . . . . . . . . . . .  80
         Section 14.7  Reporting Person Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . .  81

ARTICLE XV  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         DISPUTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81

ARTICLE  XVI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         ADMINISTRATION OF THE PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         Section 16.1  Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         Section 16.2  Committee Actions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         Section 16.3  No Liability of Committee Members  . . . . . . . . . . . . . . . . . . . . . . .  84

ARTICLE XVII  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         EFFECTIVE DATE, TERM OF THE PLAN AND STOCKHOLDER APPROVAL  . . . . . . . . . . . . . . . . . .  84

ARTICLE XVIII . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         CHANGE IN CORPORATE CONTROL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85

         Section 18.1  Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         Section 18.2  SARs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 18.3  All Other Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 18.4  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87

ARTICLE XIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         AMENDMENT AND TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         Section 19.1  Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         Section 19.2  Suspension or Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . .  88

ARTICLE XX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         Section 20.1  Deferral Election  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         Section 20.2  Designation of Beneficiary   . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         Section 20.3  No Right to an Award or to Continued Employment  . . . . . . . . . . . . . . . .  90
         Section 20.4  Discretion of the Committee and the CEO  . . . . . . . . . . . . . . . . . . . .  91
         Section 20.5  Indemnification and Exculpation  . . . . . . . . . . . . . . . . . . . . . . . .  91
                 20.5.1  Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
                 20.5.2  Exculpation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
         Section 20.6  Unfunded Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
         Section 20.7  Inalienability of Rights and Interests . . . . . . . . . . . . . . . . . . . . .  93
         Section 20.8  Awards Not Includable for Benefit Purposes . . . . . . . . . . . . . . . . . . .  94
         Section 20.9  No Issuance of Fractional Shares . . . . . . . . . . . . . . . . . . . . . . . .  94
         Section 20.10  Modification for Overseas Grantees  . . . . . . . . . . . . . . . . . . . . . .  94

         Section 20.11  Leaves of Absence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
         Section 20.12  Communications   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 95
               20.12.1  Communications by the Committee    . . . . . . . . . . . . . . . . . . . . . . . 95
               20.12.2  Communications by the Participants and Others  . . . . . . . . . . . . . . . . . 95
         Section 20.13  Parties in Interest    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 96
         Section 20.14  Severability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 96
         Section 20.15  Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
         Section 20.16  No Strict Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
         Section 20.17  Modification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
         Section 20.18  Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   97

                            HERCULES INCORPORATED
                    LONG TERM INCENTIVE COMPENSATION PLAN

                                   ARTICLE I
                                    PURPOSE

         The Hercules Incorporated Long Term Incentive Compensation Plan, the terms of which are herein set forth (as the same is now in effect or as hereafter amended from time to time, the "Plan"), is intended to advance the interests of Hercules Incorporated, a Delaware corporation (the "Company"), and its stockholders by providing a means by which the Company and its participating subsidiaries and affiliates shall be able to motivate selected key employees (including officers and directors who are employees) to direct their efforts to those activities that will contribute materially to the Company's success. The Plan is also intended to serve the best interests of the stockholders by linking remunerative benefits paid to employees who have substantial responsibility for the successful operation, administration and management of the Company and/or its participating subsidiaries and affiliates with the enhancement of stockholder value while such key employees increase their proprietary interest in the Company. Finally, the Plan is intended to enable the Company to attract and retain in its employ highly qualified persons for the successful conduct of its business.

         The Plan became effective as of April 1, 1991, and was amended and restated as of June 30, 1993, and is hereby further amended and restated. Notwithstanding anything to the contrary, the said amendment and restated Plan shall not terminate or adversely affect any Awards granted prior hereto.

                                  ARTICLE II
                         DEFINITIONS AND CONSTRUCTION

         Section 2.1  Definitions

         The following words and phrases when used in the Plan with an initial capital letter, unless their context clearly indicates to the contrary, shall have the respective meanings set forth below in this Section 2.1:

                     (1)          Accelerated Date.  As defined in Subsection
         5.10.2.

                     (2) Act. The Securities Exchange Act of 1934, as now in effect or as hereafter amended from time to time. References to any section or subsection of the Act are to such section or subsection as the same may from time to time be amended or renumbered and/or any comparable or succeeding provisions of any legislation that amends, supplements or replaces such section or subsection.

                     (3)          APD Election.  As defined in Subsection
         13.4.2

                     (4)          Attributable Shares.  As defined in
         Subsection 9.6.

                     (5) Award. A grant of Award Items in accordance with the provisions of the Plan. A grant of a particular Award Item may sometimes be referred to as follows: "Stock Option Award" for a grant of Stock Options; "Stock Appreciation Right Award" for Stock

         Appreciation Rights; "PASO Award" for Performance Accelerated Stock Options; "CVA Award" for Cash Value Awards; "Performance Shares Award" for Performance Shares; "Restricted Stock Award" for Restricted Stock; and "Phantom Unit Award" for Phantom Units.

                     (6) Award Commitment. The written commitment delivered by the Company to the Grantee evidencing an Award and setting forth such terms and conditions of the Award as may be deemed appropriate by the Committee. The Award Commitment shall be in a form approved by the Committee, and shall be deemed amended from time to time to include such additional terms and conditions as the Committee may specify after the execution in the exercise of its powers under the Plan.

                     (7) Award Items. Individually and collectively, as the case may be, the items awarded to any Grantee in accordance with the provisions of the Plan in the form of Options, Stock Appreciation Rights, Performance Accelerated Stock Options, Cash Value Awards, Performance Shares, Restricted Stock, Phantom Units or other award, or any combination of the foregoing.

                     (8) Base Salary. The regular salary paid to an employee. Base salary shall not include bonuses or other forms of compensation which are not considered regular earnings by the Committee.

                     (9) Beneficiary. Any individual, estate or trust who or which by designation of the Grantee pursuant to Section 20.2 or operation of law succeeds to the rights and obligations of the Grantee under the Plan and Award Commitment upon the Grantee's death.

                     (10)         Board.  The Board of Directors of the
         Company.

                     (11) Bonus. An amount payable pursuant to the Management Incentive Compensation Plan or any other short term incentive compensation plan approved by the Committee.

                     (12) Cash Value Award or CVA. A grant in accordance with the provisions of the Plan in the form of a designated cash value payable in cash, Common Stock or Restricted Stock, or a combination thereof, all as determined by the Grantor at the Payout Date.

                     (13)         CEO.  The Chief Executive Officer of the
         Company.

                     (14) Change in Control. The occurrence of an event defined in Section 18.4, which event is of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Act as in effect on the date hereof or, if Item 6(e) is no longer in effect, any regulations issued by the Securities and Exchange Commission pursuant to the Act which serves similar purposes.

                     (15) Code. The Internal Revenue Code of 1986, as now in effect or as hereafter amended from time to time, and as construed and interpreted by valid regulations issued by the United States Internal Revenue Service thereunder. References to any section or subsection of the Code are to such section or subsection as the same may from time to time be amended or renumbered and/or any comparable or succeeding provisions of any legislation that amends, supplements or replaces such section or subsection.

                     (16) Committee. The Compensation Committee of the Board or such other committee as may be designated by the Board to administer the Plan.

                     (17) Common Stock. Voting common stock authorized for issuance by the Company and issued and outstanding.

                     (18) Company. Hercules Incorporated and its successors and assigns.

                     (19) Date of Grant. The date designated by the Grantor as the date as of which the Grantor grants an Award, which shall not be earlier than the date on which the Grantor approves the granting of such Award.

                     (20)         Designated Retirement Date.  As defined in
         Section 13.4.3.

                     (21) Disability. A physical or mental impairment sufficient to make the individual eligible for benefits under the Long-Term Disability Plan of Hercules Incorporated or under a disability plan of one of the Participating Subsidiaries (whether or not a participant in such disability plan), so long as for Incentive Stock Options such impairment also constitutes a disability within the meaning of Section 22(e)(3) of the Code.

                     (22) Fair Market Value. Unless otherwise indicated in the provisions of the Plan, as of any date the closing price for one share of Common Stock as reported on the Composite Tape for New York Stock Exchange Listed Companies and published in the Eastern Edition of The Wall Street Journal, or, if there is no trading on the date in question, the closing price of the Common Stock, as so reported and published, on the next preceding date on which there was trading in Common Stock.

                     (23)         Grantee.   An employee of the Company or any
         Participating Subsidiary to whom an Award is granted. At the time of award, such employee (including any director or officer who is also an employee) must be in the regular full-time employment of the Company or any Participating Subsidiary, without limitation as to length of service.

                     (24) Grantor. The Committee or the CEO, as the case may be, who grants an Award. The Committee shall (i) grant Awards to Reporting Persons and (ii) establish the maximum aggregate amount of particular Award Items to be granted to Nonreporting Persons as a group and (iii) establish the guidelines and oversight under which, pursuant to authorities granted by the Committee, the CEO may grant Awards to Nonreporting Persons. Notwithstanding anything to the contrary, the CEO is not intended to be nor shall be construed as a member of the Committee. In making awards to Nonreporting Persons, the CEO is acting as a delegee of the Committee and is at all times accountable to the Committee and authorized to act only in accordance with the provisions of the Plan and the guidelines and direction provided by the Committee from time to time.

                     (25) Hercules Incorporated Deferred Compensation Plan. The Hercules Incorporated Deferred Compensation Plan as the same is now in effect or as hereafter amended from time to time.

                     (26) Hercules Incorporated Non-Qualified Savings Plan. The Hercules Incorporated Non-Qualified Savings Plan (a portion of the Hercules Incorporated Deferred Compensation Plan) as the same is now in effect or as hereafter amended from time to time.

                     (27) Hercules Pension Plan. The Hercules Pension Plan as the same is now in effect or as hereafter amended from time to time.

                     (28) Hercules Pension Restoration Plan. The Hercules Employee Pension Restoration Plan as the same is now in effect or as hereafter amended from time to time.

                     (29) Incentive Stock Option or ISO. An Option granted pursuant to Section 5.1 which is intended to meet, and structured with a view to satisfying, the requirements of Section 422 of the Code and is designated by the Committee as an Incentive Stock Option. The Award of an Incentive Stock Option shall contain such provisions as are necessary to comply with such Section 422.

                     (30) Management Incentive Compensation Plan. The Hercules Incorporated Annual Management Incentive Compensation Plan as the same is now in effect or as hereafter amended from time to time.

                     (31) Maximum Award. The number or amount of Performance Accelerated Stock Options, Cash Value Awards, or Performance Shares, as the case may be, which vest when the maximum performance in the relevant Performance Range is achieved.

                     (32) Minimum Award. The number or amount of Performance Accelerated Stock Options, Cash Value Awards, or Performance Shares, as the case may be, which vest when the minimum performance in the relevant Performance Range is achieved.

                     (33) Nonqualified Option. An Option granted pursuant to Section 5.1 which does not qualify as, and is not designated by the Committee as, an Incentive Stock Option and is designated as a Nonqualified Option.

                     (34) Nonreporting Person. A Grantee who is not subject to Section 16 of the Act.

                     (35)         Normal Retirement Date.  Age 65.

                     (36)         Normal Vesting Date.  As defined in
         Subsection 5.10.1.

                     (37) Option or Stock Option. A right granted pursuant to Article V that for a specified period of time entitles the holder thereof to purchase full shares of Common Stock at a stated price. At the discretion of the Committee, an Option may be an Incentive Stock Option or a Nonqualified Stock Option.

                     (38) Optionee. A Grantee to whom an Option or Stock Appreciation Right or Performance Accelerated Stock Option, as the case may be, is granted pursuant to Article V.

                     (39)         Option Period.  As defined in Section 5.3.

                     (40) Option Price. The per share price at which shares of Common Stock may be purchased upon exercise of a particular Option or Performance Accelerated Stock Option.

                     (41) Other Market-Based Awards. Awards granted in accordance with Section 9.1.

                     (42) Other Performance-Based Awards. Awards granted in accordance with Section 9.2.

                     (43) Participating Subsidiary. Any Subsidiary (existing from time to time) designated by the Board as a Participating Subsidiary; provided, however, for Incentive Stock Options only, "Participating Subsidiary" means any such Subsidiary which at the time such

         Option is granted qualifies as a "Subsidiary" of the Company under
         Section 424(b) of the Code.

                     (44)        PASO Period.  As defined in Subsection
         5.10.3.

                     (45) Payout Schedule. The distribution scheme for applicable Award Items for a given Plan Year upon performance of varying goals, all as established by either the Committee with respect to the Company, or by the CEO (or his designee or designees) with respect to a given subsidiary, business unit, corporate staff group or individual.

                     (46) Performance Accelerated Stock Option or "PASO". Stock Option with a normal vesting date established by the Committee; provided, however, that under certain circumstances such vesting date may be accelerated by the Committee to an earlier date if the Committee determines that the applicable Performance Goal has been met.

                     (47) Performance Goal. The level of performance established by the Grantor, which must be achieved in order to earn or vest the applicable Minimum Award, Target Award, Maximum Award or intermediate level of Award Items.

                     (48) Performance Period. The period of time selected by the Committee during which the achievement of Performance Goals is measured for purposes of determining the extent to which an applicable Award Item has been earned or will vest.

                     (49) Performance Share. A contingent right to receive, when certain performance criteria have been attained, without payment to the Company, the amounts of Common Stock and cash determined under Article VI. Such rights are subject to forfeiture or reduction if the applicable Performance Goals are not met within the applicable Performance Period.

                     (50) Performance Share Award. A Performance Share Award under Article VI, settlement of which is contingent upon attainment during a Performance Period of Performance Goals.

                     (51) Performance Share Fair Market Value. As defined in Subsection 6.8.5.

                     (52) Phantom Unit. A right to receive, without payment to the Company, an amount of cash equal to the value of a share of Common Stock as of a future date, plus dividend equivalents and interest payments provided for in Article VIII. A "unit" of phantom units does not represent or entitle the recipient to any equity securities of the Company, but instead involves the creation of an unfunded account for the recipient, the value of which is measured by reference to the value of Common Stock.

                     (53) Phantom Unit Award. An Award of Phantom Units under Article VIII, subject to such forfeiture provisions as are set forth in the Award Commitment.

                     (54) Phantom Unit Fair Market Value. As defined in Section 8.3.

                     (55) Reduction in Force. Termination of employment by the Company or a Participating Subsidiary in such a manner that the employee so terminated is eligible to receive benefits under the Company or a Participating Subsidiary dismissal salary plan.

                     (56) Related Entity. A corporation, partnership, joint venture or other entity not more than 50% but at least 20% of whose outstanding voting stock or voting power for the election of directors is beneficially owned directly or indirectly by the Company.

                     (57) Reporting Person. A Grantee who is subject to Section 16 of the Act.

                     (58) Restricted Stock. Shares of Common Stock issued, without payment to the Company, pursuant to a Restricted Stock Award granted under Article VII. For a specific period of time such shares are subject to a substantial risk of forfeiture and to such restrictions against sale, transfer or other disposition, as determined by the Committee at the time of grant.

                     (59) Restricted Stock Award. An Award of Restricted Stock under Article VII.

                     (60)         Restricted Period.  As defined in Section 7.2.

                     (61)         Restriction Range.  As defined in Section 7.2.

                     (62) Retirement. Termination of employment at Normal Retirement Date or with consent of the Company with immediate eligibility for retirement benefits under a retirement or pension plan maintained by the Company, a Participating Subsidiary or Related Entity.

                     (63) Rule 16b-3. Rule 16b-3 of the General Rules and Regulations under the Act, or any law, rule, regulation or other provision that may hereafter replace such Rule.

                     (64) SAR. A Stock Appreciation Right, as defined below.

                     (65)         SAR Fair Market Value.  As defined in
         Subsection 5.9.3.

                     (66) Stock Appreciation Right. A right granted pursuant to Article V pursuant to which the holder of a related Option, upon exercise of the Stock Appreciation Right and in lieu of exercising the related Option, is entitled to surrender the related Option, or any applicable portion thereof, to the extent unexercised, and to receive an amount equal to the appreciation in market value of a fixed number of shares of Common Stock from the Date of Grant. Stock Appreciation Rights may be payable in shares of Common Stock or cash, or a combination of both. Under the Plan, Stock Appreciation Rights are granted in tandem with Options.

                     (67) Stock Appreciation Right Award. An Award of Stock Appreciation Rights under Article V.

                     (68) Stock Option Award. An Award of Options under Article VI.

                     (69) Subsidiary. Any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly through one or more intermediaries, at least 50% of the outstanding voting stock or voting power for the election of directors or equivalent governing body. In the case of Incentive Stock Options, Subsidiary shall mean any corporation that qualifies as a "subsidiary corporation" of the Company under Section 424(f) of the Code.

                     (70)         Substitution Awards.  As defined in Section
         11

                     (71)         Suspension Period.  As defined in Article
         XIII.

                     (72) Target Award. The number or amount of Performance Accelerated Stock Options, Cash Value Awards or Performance Shares, as the case may be, which vest when the target performance in the relevant Performance Range is achieved.

         Section 2.2  Construction

         Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. Headings of sections and subsections of this Plan are inserted for convenience of reference, are not a part of this Plan, and are not to be considered in the construction hereof. The words "hereof," "herein," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan, and not to any particular provision or section. The words "includes", "including" and other similar compounds of the word "include" shall mean and refer to including without limitation. All references herein to specific Articles, Sections or Subsections shall mean Articles, Sections or Subsections of this document unless otherwise qualified.

                                  ARTICLE III
                           STOCK AVAILABLE FOR AWARDS

         Section 3.1  Common Stock

         Only Common Stock may be delivered under this Plan, such shares to be made available from authorized but unissued shares or from shares reacquired by the Company, including shares purchased in the open market.

         Section 3.2  Number of Shares Deliverable

         Subject to adjustments as provided in Section 14.2: (i) during the period April 1, 1991, through April 30, 1995, the maximum aggregate number of shares for all Award Items (other than Options) shall be 4,400,000 (which is less than the original 6,000,000 shares authorized under the Plan for Award Items (other than Options) for the period April 1, 1991 through March 31,
1996); (ii) during the period April 1, 1991 through April 30, 1994, the maximum aggregate number of shares for which Options may be granted shall be 3,600,000 (which is less than the original 7,200,000 shares authorized under the Plan for Options during the period April 1, 1991 through March 31, 1996); and (iii) during the period May 1, 1995, through April 30, 1998, the maximum aggregate number of shares for all Award Items (other than Options) shall be

1,600,000 (which is less than the original 4,200,000 shares authorized under the Plan during the period April 1, 1996 through March 31, 2000); and (iv) during the period May 1, 1994 through April 30, 1998, the maximum aggregate number of shares for which Options may be granted shall be 5,200,000 (which is more than the original 4,800,000 shares authorized for Options under the Plan from April 1, 1996 through March 31, 2000).

         Section 3.3  Reusable Shares

         In the event that shares of Common Stock underlying an Award are returned to the Company for any reason (including forfeited or unexercised items) other than the surrender of Options upon the exercise of a Stock Appreciation Rights, the shares so affected shall be available for use under this Plan to the same Grantee or other Grantee by way of any type or form of Option or Award authorized under the Plan; provided, however, that shares received by the Company upon the exercise of an ISO and shares subject to an ISO surrendered upon exercise of a SAR shall not be available for the subsequent award of ISOs under this Plan, and that shares received by the Company upon the return (whether due to forfeiture or otherwise) of Restricted Stock or Performance Shares shall not be available for a subsequent Award under this Plan.

         Section 3.4  Shares Not Charged Against Available Shares

         Shares of Common Stock issued in payment of Stock Appreciation Rights shall not be charged against the number of shares of Common Stock available for subsequent Awards. Shares of Common Stock substituted in accordance with
Article XI for shares previously awarded under this Plan or the Hercules Incorporated Restricted Stock Plan of 1986 shall be counted against the authorized aggregate number of shares which may be issued under the Plan.

                                  ARTICLE IV
                         AWARDS AND AWARD COMMITMENTS

         Section 4.1  General

         4.1.1 Subject to the provisions of this Plan, the Committee may (i) determine and designate at any time and from time to time those Reporting Persons to whom Awards are to be granted; (ii) determine the time or times when Awards shall be granted; (iii) determine the form or forms of Awards to be granted to any Reporting Person or to Nonreporting Persons, as a group; (iv) determine the number of Award Items subject to each Award to be granted to any Reporting Person; (v) determine the maximum aggregate number of shares of Award Items subject to Awards to be granted to Nonreporting Persons, as a group; (vi) determine the terms and conditions of each Award; (vii) determine the number of shares of Restricted Stock a Reporting Person may acquire by exchange pursuant to Section 13.1 and the time or times of such acquisition; and (viii) determine the number of Options a Reporting or Nonreporting Person may acquire by exchange pursuant to Section 13.1 and the time or times of acquisition.

         4.1.2 The CEO shall, subject to the provisions of the Plan, (i) determine and designate at any time and from time to time those Nonreporting Persons to whom Awards are to be granted; (ii) determine the form or forms of Award to be granted any Nonreporting Person and (iii) determine the number of Award Items subject to each Award to be granted to any Nonreporting Person. Awards may be granted singly, in combination or in tandem and may be made in combination or in tandem with or in replacement of, or as alternatives to awards or grants under any other employee plan maintained by the Company or its present or future Participating Subsidiaries. Unless this Plan is extended, no Awards shall be granted or exchanges effected under the Plan after April 30, 1998, but any then-current restrictions applicable to any Awards theretofore granted or exchanges theretofore effected shall extend beyond that date in accordance with their provisions and any shares of Common Stock used in payment of Cash Value Awards and/or Performance Shares originally granted before April 30, 1998, may be delivered after April 30, 1998, in accordance with the provisions of the applicable Award. Notwithstanding the later delivery of such shares of Common Stock, the number of such shares shall be credited against the maximum aggregate number in effect under Section 3.2 at the date of such original grant.

         Section 4.2  Eligibility

         The persons who shall be eligible to receive Awards granted pursuant to this Plan shall be such employees (including directors and officers who are also employees) of the Company or any of the Participating Subsidiaries as the relevant Grantor shall select from time to time from among those who contribute or may be expected to contribute to the successful performance of the Company or any Participating Subsidiary. Employees eligible for Phantom Unit Awards shall include, in addition to employees of the Company or any of the Participating Subsidiaries, any employees of any other Subsidiary or Related Entity.

         Section 4.3  Terms and Conditions; Award Commitments

         4.3.1 Terms And Conditions. Each Award granted pursuant to this Plan shall be subject to all of the terms, conditions and restrictions provided in this Plan and such other terms, conditions and restrictions, if any, as may be specified by the Committee with respect to the Award in question at the time of the making of the Award or as may be specified thereafter by the Committee in the exercise of its powers under the Plan. Without limiting the foregoing, it is understood that the Committee may, at any time and from time to time after the granting of an Award hereunder, specify such additional terms, conditions and restrictions with respect to such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, terms and conditions for compliance with Federal and state securities laws and methods of withholding or providing for the payment of required taxes. The terms, conditions and restrictions with respect to any Award, Grantee or Award Commitment need not be identical with the terms, conditions and restrictions with respect to any other Award, Grantee or Award Commitment.

         4.3.2 Award Commitments. Each Award granted pursuant to the Plan shall be subject to all the terms, conditions and restrictions provided in the Plan and such other terms, conditions and restrictions, if any, as may be specified by the Committee with respect to the Award in question at the time of the making of the Award or as may be specified thereafter by the Committee in the exercise of its powers under the Plan. Each Award granted pursuant to the Plan shall be evidenced by an Award Commitment and shall comply with, and be subject to, the provisions of the Plan. The Award Commitment shall not be a precondition to the granting of Awards; however, no person shall have any rights under any Award granted under the Plan unless and until the Company shall have executed and delivered an Award Commitment to the Grantee to whom such Award shall have been granted. An executed original of the Award Commitment shall be provided to both the Company and the Grantee.

                                  ARTICLE V
                    OPTIONS AND STOCK APPRECIATION RIGHTS

         Section 5.1  Award of Options

         5.1.1  Grants.   From time to time and upon the recommendation of the
CEO, the Committee may grant Stock Option Awards in such number as it may determine to such Reporting Persons as the Committee may select. From time to time, the CEO may grant Stock Option Awards in such number as he may determine to such Nonreporting Persons as he may select; provided, however, each and all such grants shall be subject to any maximum aggregate amount of Options established by the Committee for grants under the Plan for Nonreporting Persons as a group. The Committee shall determine the number of shares of Common Stock to which each Option relates; provided, however, such number of shares of Common Stock shall automatically be reduced on a share for share basis to the extent that shares are issued pursuant to the exercise of the Option or shares subject to the Option are the basis for the exercise of the related Stock Appreciation Right.

         5.1.2 Types of Options. Options granted pursuant to the Plan may be either in the form of Incentive Stock Options or in the form of Nonqualified Options. Incentive Stock Options and Nonqualified Options shall be granted separately hereunder. The Committee shall determine whether and to what extent Options granted under the Plan shall be Incentive Stock Options or Nonqualified Options and the Option shall be so designated.

         5.1.3 Substantial Stockholder. No Option shall be granted hereunder to any person who, at the time such Option is to be granted, owns stock of the Company or of any of its Subsidiaries possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any such Subsidiary. For purposes of the preceding sentence, the attribution rules of stock ownership set forth in Section 424(d) of the Code shall apply.

         5.1.4 Maximum Award To An Individual. During the period from May 1, 1994, through April 30, 1998, no person shall be granted or receive more than 1,500,000 Options and/or Performance Accelerated Stock Options in the aggregate.

         Section 5.2  Option Price

         The Option Price of Common Stock covered by each Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant.

         Section 5.3  Option Periods

         The Committee shall determine the term of each Option. Subject to earlier termination as provided in Articles XI, XII and XIII, the term shall not exceed ten (10) years from the Date of Grant.

         Section 5.4  Exercise of Options

         5.4.1 Exercisability. Subject to Subsection 5.4.2 and Articles XII and XIII, each Option shall be exercisable at any time or times during the Option Period and in such amount or amounts as the

Committee may prescribe and specify in the applicable Award Commitment (subject further in the case of Incentive Stock Options, to such restrictions as may be imposed from time to time by the Code).

         5.4.2 Certain Limitations. The Committee may provide that an Option may not be exercised in whole or in part for any period or periods of time, from zero to nine and one-half (9.5) years as specified in the Award Commitment. Except as provided in Article XII, an Option may be exercised only during the continuance of the Grantee's employment with the Company or any of its Subsidiaries. Options granted to a Reporting Person shall not be exercisable until at least six (6) months have elapsed from the Date of Grant of the Option. No Option may be exercised after the expiration of the applicable Option Period. No Option may be exercised for a fractional share.

         5.4.3 Method of Exercise. A Grantee may exercise an Option, in whole or from time to time in part, by giving written notice of exercise to the Company. The notice of exercise shall be on a form approved by the Committee and shall state the number of shares with respect to which the Option is being exercised. Such notice must be received by the office of the Company designated in the Award Commitment on or before the expiration date of the Option.

         Section 5.5  Time and Method of Payment

         5.5.1 Form of Payment. The Optionee shall pay the Option Price in cash or, with the Committee's permission and according to such rules as they may prescribe, by delivering shares of Common Stock already owned by the Optionee for at least six months prior to the date of exercise and having a Fair Market Value on the date of exercise equal to the Option Price, or a combination of cash and shares. The Committee may also permit payment in accordance with a cashless exercise program under which, if so instructed by the Optionee, shares of Common Stock may be issued directly to the Optionee's broker or dealer upon receipt of the purchase price in cash from the broker or dealer.

         5.5.2 Time of Payment. The Optionee shall pay the Option Price not later than ten (10) days after the date of a statement from the Company following exercise setting forth the Option Price, Fair Market Value of Common Stock on the exercise date, the number of shares of Common Stock that may be delivered in payment of the Option Price (if applicable) and the amount of withholding tax due, if any. If the Optionee fails to pay the Option Price within the ten (10) day period, the Committee shall have the right to take whatever action it deems appropriate, including voiding the Option exercise.

         5.5.3 Methods for Tendering Shares. The Committee shall determine acceptable methods for tendering shares of Common Stock as payment upon exercise of an Option and may impose such limitations and restrictions on the use of shares of Common stock to exercise an Option as it deems appropriate.

         5.5.4 ISO Limitation. Common Stock acquired by the Grantee which is identified as having been obtained through an Incentive Stock Option under the Plan and still subject to Incentive Stock Option holding requirements as defined in the Code, may not be tendered in payment of the Option Price.

         Section 5.6  Delivery of Shares

         No shares of Common Stock shall be delivered pursuant to the exercise, in whole or in part, of any Option, unless and until (i) payment in full of the Option Price therefor is received by the

Company and (ii) compliance with all applicable requirements and conditions of this Plan, the Award Commitment and such rules and regulations as may be established by the Committee that are preconditions to delivery, including, but not limited to, the requirements and conditions of Section 14.5. Promptly after exercise of the Option, payment in full of the Option Price and compliance with the conditions described in the preceding sentence, the Company shall effect the issuance to the Optionee of such number of shares of Common Stock as are subject to the Option exercise.

         Section 5.7  Stockholder Rights

         An Optionee shall have none of the rights or privileges of a stockholder with respect to any shares of Common Stock covered by an Option unless and until the Optionee has given written notice of exercise of the Option, has paid in full the Option Price for such shares of Common Stock and has otherwise complied with this Plan, the Award Commitment and such rules and regulations as may be established by the Committee, and the shares are issued to him. No adjustment shall be made for dividends in cash or property or other distributions or rights with respect to any such shares of Common Stock for which the record date is prior to the date on which the Optionee or a transferee of the Option shall have become the holder of record of any such shares covered by the Option. Notwithstanding anything to the contrary, an Option may include dividend equivalents as described in Section 10.4.

         Section 5.8  Incentive Stock Options

         5.8.1 Individual Limitation. No Grantee may be granted an ISO under this Plan (or any other plans of the Company or any Participating Subsidiary) which would result in Common Stock with an aggregate Fair Market Value (measured as of the Date of Grant) of more than $100,000 first becoming exercisable in any one calendar year, or which would entitle such Grantee to purchase a number of shares greater than the maximum number permitted by Section 422(d)(1) of the Code as in effect on the Date of Grant.

         5.8.2 Code Qualification. Whenever possible, each provision in the Plan and in every Option granted under this Plan which is designated by the Committee as an ISO shall be interpreted in such a manner as to entitle the Option to the tax treatment afforded by Section 422 of the Code. If any provision of the Plan or any Option designated by the Committee as an ISO shall be held not to comply with requirements necessary to entitle such Option to such tax treatment, then (i) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle such Option to the tax treatment afforded under Section 422 of the Code, and (ii) all other provisions of this Plan and the Award Commitment shall remain in full force and effect. If any Award Commitment covering an Option designated by the Committee to be an ISO under the Plan shall not explicitly include any terms required to entitle such ISO to the tax treatment afforded by Section 422 of the Code, all such terms shall be deemed implicit in the designation of such Option and such Option shall be deemed to have been granted subject to all such terms.

         5.8.3 Notice of Disposition. An Optionee shall give prompt notice to the Company of any disposition of shares of Common Stock acquired upon exercise of an ISO if such disposition occurs within either two (2) years after grant or one year after receipt of such shares by such Optionee. Such Optionee shall also comply with any applicable withholding requirements.

         Section 5.9  Stock Appreciation Rights Awards

         5.9.1 Grants. The Committee may grant SARs at the same time as Optionees are awarded Options under the Plan. Each SAR shall be in tandem with and relate to a specific Option under the Plan and shall specify that the number of Option Shares subject to the SAR shall be equal to the number of shares of Common Stock that the Optionee is entitled to receive pursuant to the related Option.

         5.9.2 SAR Exercise. A SAR may be exercised, in whole or in part, within the period specified for the exercise of the Option in the related Option grant only upon surrender of the related Option (or portion thereof) by the Optionee. Each SAR shall be exercisable at such time or times, on the conditions and to the extent, but only to the extent, that the related Option is exercisable, provided that no such SAR (except in the case of death or physical or mental incapacity) shall be exercisable prior to the expiration of six (6) months following the Date of Grant and, provided further, that any SAR granted hereunder may provide, at the election of the Committee, that the SAR may be exercised only at a time when the Optionee to whom the SAR has been granted is subject to the provisions of Section 16(b) of the Act. Each SAR and all rights and obligations thereunder shall terminate and may no longer be exercised upon the termination or exercise of the related Option. An Optionee may exercise a SAR by giving written notice of exercise to the Company stating the number of shares of Common Stock subject to exercisable Options with respect to which the SARs are being exercised. The date upon which such written notice is received by the Company shall be the exercise date for the SARs.

         An Option and SAR covering the same share of Common Stock may not be exercised simultaneously.

         5.9.3 Value of SAR Payment. If an Optionee exercises a SAR, he shall receive an amount equal to the product of (i) the amount by which the SAR Fair Market Value on the exercise date of one share of Common Stock exceeds the Option Price of the related Option, times (ii) the number of shares covered by the Option, or portion thereof, which is surrendered. For purposes of this
Article V, "SAR Fair Market Value" of a SAR or share of Common Stock on any date shall be the average of the daily closing prices of a share of Common Stock for five (5) consecutive business days immediately preceding the day in question as reported on the Composite Tape for New York Stock Exchange Listed Companies and published in the Eastern Edition of The Wall Street Journal, subject to the provisions of Section 5.9.4.

         5.9.4  Time and Method of Payment

         5.9.4.1 Any payment which may become due from the Company by reason of an Optionee's exercise of a SAR may be paid to the Optionee all in cash, all in shares of Common Stock or partly in shares and partly in cash, as determined by the Committee. The Committee shall determine the timing of any payment made.

         5.9.4.2 If paid in cash, the amount thereof shall be the amount of appreciation determined under Subsection 5.9.3. The payments to be made, in whole or in part, in cash upon the exercise of SARs by any Reporting Person shall be made in accordance with the provisions relating to the exercise of SARs of Rule 16b-3 of the General Rules and Regulations under the Act, as in effect at the time of such exercise, or any law, rule, regulation or other provision that may hereafter replace such Rule.

         5.9.4.3 In the event that all or a portion of the payment is made in shares of Common Stock, the number of shares of Common Stock received shall be determined by dividing the amount of the appreciation determined under Subsection 5.9.3 by the SAR Fair Market Value of a share of Common Stock on the exercise date of the SAR. Cash will be paid in lieu of any fractional share of Common Stock or, if the Committee should so determine, the number of shares of Common Stock will be rounded downward to the next whole share of Common Stock. All shares shall be valued at their SAR Fair Market Value as of the date of such exercise; provided, however, that with respect to exercises of SARs by an employee who is subject to the provisions of Section 16(b) of the Act during any period commencing on the third business day following the date of release for publication of the quarterly or annual summary statements of the Company's sales and earnings and ending on the twelfth business day following such date (a "window period"), the Committee may prescribe, by rule of general application, such other measure of fair market value per share as the Committee may, in its discretion, determine, but not in excess of the highest sale price of the Common Stock reported on the Composite Tape for New York Stock Exchange Listed Companies and published in the Eastern Edition of The Wall Street Journal during such window period. Notwithstanding the foregoing, the fair market value (or SAR Fair Market Value, if applicable) of SARs that relate to an ISO, shall not be in excess of the maximum amount that would be permissible under Section 422 of the Code without disqualifying such option as an ISO under such Section 422.

         5.9.5 Effect of SAR and Option Exercises. Upon exercise of a SAR, the number of shares of Common Stock subject to exercise under the related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof surrendered, as provided in Subsection 5.1.1. Shares of Common Stock subject to Options or portions thereof surrendered upon the exercise of SARs shall not be available for subsequent awards under the Plan. The exercise of any number of Options shall result in an equivalent reduction in the number of shares of Common Stock covered by the related SAR and such shares may not again be subject to a SAR under this Plan.

         5.9.6 Nature of SARs. SARs shall be used solely as a device for the measurement and determination of the amount to be paid to Grantees as provided in the Plan. SARs shall not constitute or be treated as property or as a trust fund of any kind. All amounts at any time attributable to the SARs shall be and remain the sole property of the Company and all Grantees' rights hereunder are limited to the rights to receive cash and shares of Common Stock as provided in the Plan.

         Section 5.10   Performance Accelerated Stock Options Awards

         5.10.1   Grants.    From time to time and upon the recommendation of
the CEO, the Committee may grant PASOs in such number as it may determine to such Reporting Persons as the Committee may select. From time to time, the CEO may grant PASOs in such number as he may determine to such Nonreporting Persons as he may select; provided, however, each and all such grants shall be subject to Subsection 5.1.4 and any maximum aggregate amount of PASOs established by the Committee for grants under the Plan for Nonreporting Persons as a group. The Committee shall determine the number of PASOs to be awarded; provided, however, such number of PASOs shall automatically be reduced on a share for share basis to the extent that shares are issued pursuant to the exercise of the PASO. Subject to Subsection 5.10.2, each PASO shall specify a normal vesting date ("Normal Vesting Date") (which shall be less than the PASO Period).

         5.10.2 Accelerated Date. The date or event designated by the Grantor (which shall be earlier than the Normal Vesting Date) at which the vesting of some or all PASOs shall occur if the Grantor determines that the applicable Performance Goals have been met.

         5.10.3   PASO Period.   The Committee shall determine the term of each
PASO. Subject to earlier termination as provided in Article XII, the term shall not exceed ten (10) years.

         5.10.4 Exercisability. Subject to Subsection 5.10.2 and Article XII each PASO shall be exercisable at any time or times during the PASO Period and in such amount or amounts as the Committee may prescribe and specify in the applicable Award Committment.

         5.10.5 Corporate or Business Goals. From time to time, the Grantor shall determine Performance Goals to be used for, among other things, purposes of determining the Accelerated Date. If the Grantor shall determine minimum target and/or maximum performance goals and (i) if the minimum performance goal is not reached, then the Normal Vesting Date of the affected PASOs shall not be accelerated, and the Grantor may either determine new goals on the PASOs or allow the PASOs to vest at the Normal Vesting Date; (ii) if the minimum performance goal is reached but the target performance goal is not reached, then the Grantor may accelerate the Normal Vesting Date to an Accelerated Date for part of the affected PASOs (as specified in the applicable Award Commitment), and for the remainder of the PASOs, the Grantor may determine new goals or allow the PASOs to vest at the Normal Vesting Date; (iii) if the performance goal is reached and the maximum performance goal is not reached, then the Grantor may accelerate the Normal Vesting Date to an Accelerated Date for part of the affected PASOs, and for the remainder of the PASOs, the Grantor may determine new goals or allow the PASOs to vest at the Normal Vesting Date; and (iv) if the maximum performance goal is reached, then the Normal Vesting Date for all affected PASOs shall be accelerated to the Accelerated Date.

         5.10.6 PASOs Treated Like Options. Except as otherwise provided in the Plan, PASOs shall be treated identical to Options; provided, however, that if there is a conflict between a provision specifically covering PASOs and one generally covering Options, then the specific provision shall control as to PASOs.


                                   ARTICLE VI
                            PERFORMANCE SHARE AWARDS

         Section 6.1  Grants

          From time to time and upon the recommendation of the CEO, the Committee may grant Performance Share Awards in such number as it may determine to such Reporting Persons as the Committee may select. From time to time, the CEO may grant in such number as he may determine Performance Share Awards to such Nonreporting Persons as he may select; provided, however, each and all such grants shall be subject to any maximum aggregate number of Performance Shares established by the Committee for grants under the Plan for Nonreporting Persons as a group.

         Section 6.2  Performance Period

         At the time of a Performance Share Award grant, the Committee shall establish a Performance Period of not less than one year nor more than five (5) years, commencing the Date of Grant of the Award.

         Section 6.3  Performance Goals

         At the time of each grant, the Committee shall establish for all Performance Share Awards the Performance Goals for the Company and any Participating Subsidiary, while the CEO (or his designee or designees) shall establish for each individual Performance Share Award the business unit, corporate staff group and individual Performance Goals (other than his own which will be the same as the Performance Goals for the Company), if any. All of the designated Performance Goals must be met as a precondition to any distribution or payment being made with respect to the Performance Share Award following the end of the Performance Period. Except as provided in Article XII, these Performance Goals (although their measurement, including adjustments, if any, as permitted under Subsection 6.8.3, will not occur until after the expiration of the applicable Performance Period) must be met during the continuance of the Grantee's employment with the Company or any Participating Subsidiary, prior to the expiration of the applicable Performance Period and prior to the lapse of restrictions and delivery of any shares of Common Stock and/or the making of any payment with respect to the Performance Share Award. Performance Goals may vary among Grantees and among Awards to a Grantee. Performance Goals shall be based upon such performance criteria or combination of factors as the Grantor may deem appropriate, including, but not limited to, specified levels of earnings per share, return on investment, return on stockholders' equity and such other goals related to the Company's performance as are deemed appropriate by the Committee.

         Section 6.4  Payout Schedule

         In tandem with the establishment of the Performance Goals, the Grantor shall establish a Payout Schedule for that Performance Period for each Performance Share Award. Each Payout Schedule shall establish for each Performance Period minimum, target, maximum and intermediate performance and distribution levels for determining the shares of Common Stock deliverable and/or cash payable, if any, upon settlement of the Performance Share Award at the conclusion of the Performance Period.

         Section 6.5  Issuance of Stock and Stock Certificates

         6.5.1 Issuance. As soon as possible after the Date of Grant of a Performance Share Award, the Company shall cause to be issued to the Grantee such number of shares of Common Stock as prescribed by the applicable Payout Schedule for attainment of target level of performance, that is, the Target Award. Concurrently, the Company shall cause to be issued a stock certificate or certificates, registered in the name of the Grantee and dated the Date of Grant, evidencing such shares. Each such issuance (of shares and of a stock certificate or certificates) shall be subject throughout the Performance Period to the terms, conditions and restrictions (including forfeiture and restrictions against transfer provisions of Section 6.6) contained in this Plan and/or the Award Commitment entered into between the registered owner of such shares and the Company, except as otherwise provided in this Plan. Although not a precondition to the granting of a Performance Share

Award, each such issuance shall be subject to forfeiture to the Company as of the date of issuance if an Award Commitment and a stock power endorsed by the Grantee in blank with respect to the shares of Common Stock covered by the Performance Share Award under this Article VI are not duly executed by the Grantee and timely returned to the Company.

         6.5.2 Custody and Legends. Each certificate for shares of Common Stock issued in respect of the Performance Share Award awarded under Subsection
6.5.1 shall be held in custody by the Company for the Grantee's account until the expiration or termination of the applicable Performance Period (except as provided in Article XII) and the satisfaction of any and all other conditions of the Award Commitment applicable to Performance Shares covered by the Performance Share Award. Such certificate shall be imprinted with a legend to indicate that the transferability thereof and the shares of stock represented thereby are subject to the terms, conditions and restrictions (including forfeiture and restrictions against transfer) contained in this Plan and/or an Award Commitment entered into between the registered owner of such shares and the Company, a copy of which Plan and Award Commitment is on file in the office of the Company's Corporate Secretary. Such legend shall not be removed from any stock certificate evidencing Performance Shares until the lapse or release of the restrictions as described in Section 6.8. Each certificate also shall be subject to appropriate stop-transfer orders.

         Section 6.6  Restrictions and Forfeitures

         The shares of Common Stock issued to a Grantee pursuant to Section 6.5 shall be subject to the following restrictions until the expiration or termination of the Performance Period established pursuant to Section 6.2: (i) a Grantee shall not be entitled to delivery of a certificate evidencing the shares of Common Stock covered by the Performance Share Award until the expiration or termination of the Performance Period; (ii) none of such shares of Common Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Performance Period and until the satisfaction of any and all other conditions; and (iii) all such Common Stock shall be forfeited and returned to the Company and all rights of the Grantee with respect to such Common Stock (including, but not limited to, those specified in Section 6.7) shall terminate without further obligation on the part of the Company unless (x) the Grantee has remained a regular full time employee of the Company or any Participating Subsidiary until the expiration or termination of the Performance Period (except as provided in Article XII) and
(y) the satisfaction of any and all other conditions of the Award Commitment applicable to such Common Stock covered by the Performance Share Award is completed. Upon the forfeiture of any shares of Common Stock, ownership of such forfeited shares shall be transferred to the Company without further acts by the Grantee.

         Section 6.7  Stockholder Rights

         Following registration in the Grantee's name, and subject to execution of the documents provided for in Section 6.5, during the Performance Period the Grantee shall have the entire beneficial interest in, and all rights and privileges of a stockholder as to, such shares of Common Stock awarded to him with respect to the target level performance, including, but not limited to, the right to vote and receive dividends, subject to the restrictions and forfeiture risks set forth in Section 6.6. Any shares of Common Stock distributed as a dividend or otherwise with respect to any shares issued under a Performance Share Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such shares.

         Section 6.8  Delivery of Shares and Cash Payments

         6.8.1 Determination of Performance Results and Award Settlement. As soon as practicable after the Performance Period expires or otherwise terminates with respect to each Performance Share Award, the Committee shall determine whether and the extent to which any corporate Performance Goals were achieved during the Performance Period; and the Grantor shall determine whether and the extent to which applicable business unit, corporate staff and individual Performance Goals, if any, were achieved during the Performance Period. Following such determinations, a calculation shall be made of the number of shares of Common Stock whose restrictions shall lapse and shall be deliverable and the cash payable, if any, upon settlement of the Performance Share Award. The computation shall be made by application of the Payout Schedule to the degree of actual performance achieved against Performance Goals (determined as provided in the preceding sentence).

         6.8.2  Delivery of Shares and Payment of Cash

         6.8.2.1 In the event the minimum level of performance established by the Payout Schedule is not achieved, the entire Performance Share Award is forfeited, including, without limitation, the shares of Common Stock held in custody pursuant to Section 6.5.

         6.8.2.2 Should the minimum level of performance established by the Payout Schedule be achieved, the Grantee shall have earned (subject to adjustments as provided by Subsection 6.8.3) the applicable Minimum Award and in settlement thereof the Section 6.6 restrictions on that number of shares of Common Stock held in custody pursuant to Section 6.5 equal to the share number specified by the Payout Schedule for performance at the minimum level shall lapse and as promptly as administratively feasible thereafter, the Company shall deliver to the Grantee a stock certificate or certificates for the number of shares of Common Stock earned. Upon such delivery, shares remaining in custody (which are the difference between the applicable Minimum Award and the applicable Target Award) shall be forfeited and ownership transferred to the Company without further acts by the Grantee.

         6.8.2.3 In the event the target level of the Payout Schedule is achieved, the Grantee shall have earned (subject to adjustments as provided by Subsection 6.8.3) the applicable Target Award and in settlement thereof the
Section 6.6 restrictions on all of the shares held in custody pursuant to
Section 6.5 shall lapse and as soon as administratively feasible thereafter the Company shall deliver to the Grantee a stock certificate or certificates for the number of shares of Common Stock earned.

         6.8.2.4 For performance at a level between the minimum performance level of the Payout Schedule and the target level of the Payout Schedule the
Section 6.6 restrictions on that number of shares of Common Stock held in custody pursuant to Section 6.5 equal to the share number specified by the Payout Schedule for performance at the applicable intermediate level shall lapse and as promptly as administratively feasible thereafter, the Company shall deliver to the Grantee a stock certificate or certificates for the number of shares of Common Stock earned. Upon such delivery, shares remaining in custody (which are the difference between the number of shares prescribed for the level of performance achieved and the Target Award) shall be forfeited and ownership transferred to the Company without further acts by the Grantee.

         6.8.2.5 Should the maximum level of performance established by the Payout Schedule be attained or exceeded, the Grantee shall have earned (subject to adjustments as provided by Subsection 6.8.3) the applicable Maximum Award and in settlement thereof (i) the restrictions on that number of shares of Common Stock held in custody pursuant to Section 6.5 equal to the share number specified by the Payout Schedule for performance at the target level shall lapse and as promptly as administratively feasible thereafter the Company shall deliver to the Grantee a stock certificate or certificates for the number of shares of Common Stock earned at the target level, and (ii) the share differential between the number of shares specified by the Payout Schedule for performance at the target level and the number of shares specified in the Payout Schedule for performance at the maximum level of performance shall be paid in cash, shares of Common Stock or a combination thereof, as determined by the Committee. Such share differential shall have a value which is the product of the number of shares constituting the share differential times the Performance Share Fair Market Value on the vesting date.

         6.8.2.6 For performance between the target level and the maximum level of performance specified in the Payout Schedule (i) the Section 6.6 restrictions on that number of shares of Common Stock held in custody pursuant to Section 6.5 equal to the share number specified by the Payout Schedule for performance at the target level shall lapse and as promptly as administratively feasible thereafter, the Company shall deliver to the Grantee a stock certificate or certificates for the number of shares of Common Stock earned at the target level, and (ii) the share differential between the share number specified by the Payout Schedule for performance at the target level and the share number specified by the Payout Schedule for performance at the applicable intermediate level shall be paid in cash, shares of Common Stock or a combination thereof, as determined by the Committee.

Such share differential shall have a value which is the product of the number of shares constituting the share differential times the Performance Share Fair Market Value on the vesting date.

          6.8.2.7 Cash payments normally will be made as soon as practicable following the end of the Performance Period. All shares delivered to a Grantee pursuant to this Subsection 6.8.2 shall be without the legend described in Subsection 6.5.2 and shall be free of all restrictions and forfeitures, except as otherwise provided by Article XII or imposed by law. No payment will be required from the Grantee upon the delivery of any shares of Common Stock, except that the amount necessary to satisfy applicable Federal, state or local tax requirements shall be paid by the Grantee in accordance with the requirements of Section 14.1.

         6.8.3 Revisions for Significant Events. When circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices) that cause any Performance Goal, Payout Schedule and/or level of performance or distribution specified in a Payout Schedule to be inappropriate in the judgment of the party initially responsible for establishing the Performance Goal, Payout Schedule and/or performance or distribution level, such party may make such changes as said party deems equitable in recognition of any unforeseen events or changes in circumstances or changed business or economic conditions.

         6.8.4 Conditions Precedent. Incentives shall be paid to the Grantee only upon compliance by the Grantee with all obligations of such Grantee under the Plan and/or the Award Commitment with respect to such Performance Share Awards, including the requirement that, except as provided in Article XII, the Performance Goals (although their measurement, including adjustments, if any, required by the Committee or the CEO, as provided herein, will not occur until after the expiration of the applicable Performance Period) must be met during the continuance of the Grantee's employment with the Company or any of the Participating Subsidiaries, prior to the expiration of the applicable Performance Period and prior to the lapse of restrictions and delivery of any shares of Common Stock and/or the making of any payment with respect to the Performance Share Award.

        6.8.5 Performance Share Fair Market Value. As used in this Article VI, "Performance Share Fair Market Value" of a Performance Share Unit or a share of Common Stock on any date shall be the average of the daily closing prices for a share of Common Stock for the five (5) consecutive trading days immediately preceding the day in question as reported on the Composite Tape for New York Stock Exchange Listed Companies and published in the Eastern Edition of The
Wall Street Journal.


                                  ARTICLE VII
                            RESTRICTED STOCK AWARDS

         Section 7.1  Grants

         From time to time and upon the recommendation of the CEO, the Committee may grant Restricted Stock Awards in such number as it may determine to such Reporting Persons as the Committee may select. From time to time, the CEO may grant in such number as he may determine Restricted Stock Awards to such Nonreporting Persons as he may select; provided, however, each and all such grants shall be subject to any maximum aggregate number of shares of Restricted Stock established by the Committee for grants under the Plan for Nonreporting Persons as a group.

         Section 7.2  Restricted Period

        At the time of a Restricted Stock Award grant, the Committee shall establish (for all Restricted Stock shares which are then being awarded to a Participant or, if it is the intent that the total of such shares shall be divided into separate parts, for each part of such total) a Restricted Period of not less than one year or more than five (5) years (the "Restriction Range"), commencing with the Date of Grant of the Award. Different Restricted Periods may be fixed within the Restriction Range for different parts of the shares of Restricted Stock which are being awarded to a Grantee.

         Section 7.3  Restrictions and Forfeiture

         The shares of Restricted Stock covered by the Restricted Stock Award granted to a Grantee pursuant to Section 7.1 shall be subject to the following restrictions until the expiration or termination of the Restricted Period established pursuant to Section 7.2: (i) a Grantee shall not be entitled to delivery of a certificate evidencing the shares of Restricted Stock covered by the Restricted Stock Award until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions specified in the Award Commitment applicable to such Restricted Stock shares;
(ii) none of the shares of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restriction Period and until the satisfaction of any and all other conditions specified in the Award Commitment applicable to such Restricted Stock; and (iii) all of the shares of Restricted Stock shall be forfeited and returned to the Company and all rights of the Grantee with respect to such Restricted Stock shares (including, but not limited to, those specified in Section 7.5) shall terminate without further obligation on the part of the Company unless (x) the Grantee has remained a regular full time employee of the Company or any Participating Subsidiary until the expiration or termination of the Restricted Period or Periods and (y) the satisfaction of any and all other conditions of the Award Commitment applicable to such Restricted Stock shares. Upon the forfeiture of any shares of Restricted Stock, such forfeited shares shall be transferred to the Company without further acts by the Grantee.

         Section 7.4  Issuance of Stock and Stock Certificate

         7.4.1 Issuance. As soon as practicable after the Date of Grant of a Restricted Stock Award, the Company shall cause to be issued to the Grantee such number of shares of Common Stock as constitutes the Restricted Stock shares awarded under the Restricted Stock Award. Concurrently, the Company shall cause to be issued a stock certificate or certificates, registered in the name of the Grantee and dated as of the Date of Grant, evidencing such shares. Each such issuance (of shares and of a stock certificate or certificates) shall be subject throughout the Performance Period to the terms, conditions and restrictions (including forfeiture and restrictions against transfer provisions of Section 7.3) contained in this Plan and/or the Award Commitment entered into between the registered owner of such shares and the Company, except as otherwise provided in this Plan. Although not a precondition to the granting of a Performance Share Award, each such issuance shall be subject to forfeiture to the Company as of the Date of Grant if an Award Commitment and a stock power endorsed by the Grantee in blank with respect to the shares of Restricted Stock covered by the Award under this Article VII are not duly exercised by the Grantee and timely returned to the Company.

         7.4.2 Custody and Legends. Each certificate for shares of Common Stock issued in respect of the Restricted Stock Award granted under Section 7.1 shall be held in custody by the Company for the Grantee's account until the expiration or termination of the applicable Restricted Period (except as provided in Article XII) and the satisfaction of any and all other conditions of the Award Commitment applicable to such shares of Restricted Stock covered by the Restricted Stock Award. Such certificate shall be imprinted with a legend to indicate that the transferability thereof and the shares of Common Stock represented thereby are subject to the terms, conditions and restrictions (including forfeiture and restrictions against transfer) contained in this Plan and/or an Award Commitment entered into between the registered owner of such shares and the Company, a copy of which Plan and Award
Commitment is on file in the office of the Company's Corporate Secretary. Such legend shall not be removed from any stock certificate evidencing such Restricted Stock shares until the lapse or release of the restrictions as described in Section 7.3. Each certificate also shall be subject to appropriate stop-transfer orders.

         Section 7.5  Stockholder Rights

         Following registration in the Grantee's name and subject to execution of the documents provided for in Section 7.4, during the Restricted Period the Grantee shall have the entire beneficial interest in, and all rights and privileges of a stockholder as to, such shares of Common Stock covered by the Restricted Stock Award, including, but not limited to, the right to vote such shares and the right to receive dividends, subject to the restrictions and forfeitures set forth in Section 7.3. Any shares of Common Stock distributed as a dividend or otherwise with respect to any shares of Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock shares.

         Section 7.6  Delivery of Shares

        Upon the expiration (without a forfeiture) or earlier termination of the Restriction Period and the satisfaction of or release from any other conditions by the Grantee under the Plan and/or the Award Commitment with respect to such shares of Restricted Stock, or at such earlier time as provided under the provisions of Article XII and/or Article XIII, all of such shares shall be released from all restrictions and forfeiture provisions under Section 7.3, any similar restrictions and forfeiture provisions under the Award Commitment applicable to such shares and all other restrictions and forfeiture provisions of this Plan or such Award Commitment. As promptly as administratively feasible thereafter the Company shall deliver or cause to be delivered to such Grantee a stock certificate or certificates for the appropriate number of shares of Common Stock, free of such restrictions and forfeitures, except as otherwise provided by Article XIV or imposed by law. No payment will be required from the Grantee upon the delivery of any shares of Restricted Stock, except that amount necessary to satisfy applicable Federal, state or local tax requirements shall be paid by the Grantee in accordance with the requirements of Section 14.1.


                                  ARTICLE VIII
                              PHANTOM UNIT AWARDS

         Section 8.1  Grants

         From time to time and upon the recommendation of the CEO, the Committee may grant Phantom Unit Awards in such number as it may determine to such Reporting Persons as the

Committee may select. From time to time, the CEO may grant Phantom Unit Awards in such number as he may determine to such Nonreporting Persons as he may select; provided, however, each and all such grants shall be subject to any maximum aggregate number of Phantom Units established by the Committee for grants under the Plan for Nonreporting Persons as a group.

         Section 8.2  Vesting of Awards

        The amounts credited with respect to each Phantom Unit shall become vested on the date or dates determined and set forth in the applicable Award Commitment at the time of grant unless vested sooner as described in Article XII of the Plan. The vesting period shall be determined by the Committee, but in no case shall such period be less than one year or more than five (5) years. Vesting shall be subject to the terms, conditions and provisions hereinafter with respect to forfeiture and termination of Awards or early vesting or forfeiture of Awards in accordance with the provisions of Article XII.

         Section 8.3  Value of Phantom Units Payments

         The amount payable with respect to each vested Phantom Unit Award shall be the sum of (1) the dividends and interest credited to such account and
(2) an amount determined by multiplying the number of Phantom Units posted to such account by the Phantom Unit Fair Market Value on the date of vesting. For the purpose of determining such amount the Company shall establish and maintain a separate memorandum account for each Grantee granted a Phantom Unit Award pursuant to Section 8.1. As of the Date of Grant of each grant of a Phantom Unit Award the Company shall credit to the account of each Grantee who has been granted a Phantom Unit Award such number of

Phantom Units as is specified in the Award. From the Date of Grant until the date that payments under the Plan commence the account of each Grantee shall be credited quarterly with an amount determined by multiplying the amount of Phantom Units credited to each account by the per share dividend paid quarterly by the Company on its Common Stock. In addition, each account
(representing dividends and credited interest) shall be credited quarterly with an amount determined by multiplying the account balance at the close of each quarter by an amount representing one-fourth of the average per annum rate of interest established by Morgan Guaranty Trust Company (or by such other major New York commercial bank as the Committee shall designate) in New York from time to time during such quarter as its prime lending rate. As used in this
Article VIII, "Phantom Unit Fair Market Value" of a Phantom Unit or a share of Common Stock on any date shall be the average of the daily closing prices for a share of Common Stock for the five (5) consecutive trading days immediately preceding the day in question as reported on the Composite Tape for New York Stock Exchange Listed Companies and published in the Eastern Edition of The Wall Street Journal.

         Section 8.4  Time and Method of Payment

         Any payment which may become due from the Company upon the vesting of a Phantom Unit shall be paid to the Grantee in cash. The date or dates upon which amounts determined pursuant to Section 8.3 shall be paid to the Grantee shall be determined by the Committee prior to the Date of Grant and set forth in the applicable Award Commitment or in accord with such rules and regulations as may be adopted by the Committee.





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
         Section 8.5  Forfeiture of Phantom Units

         Except as otherwise provided in Article XII, all of the Phantom Units credited to a Grantee's account (including all dividend equivalents and interest credited thereto) shall be forfeited and all rights of the Grantee with respect to such Phantom Units (including any dividend equivalents and interest related thereto) shall terminate without further obligation on the part of the Company unless and until (i) the Grantee has remained a regular full time employee of the Company or any Participating Subsidiary until vesting as described in Section 8.2 and (ii) the satisfaction of any other conditions specified in the Plan and/or Award Commitment applicable to such Phantom Units, except as may otherwise be determined by the Committee.

         Section 8.6  Nature of Phantom Units

         Phantom Units shall be used solely as a device for the measurement and determination of the amount to be paid to Grantees as provided in the Plan. Phantom Units shall not constitute or be treated as property or as a trust fund of any kind. All amounts at any time attributable to the Phantom Units shall be and remain the sole property of the Company and all Grantees' rights hereunder are limited to the rights to receive cash and shares of Common Stock as provided in the Plan.





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
                                  ARTICLE IX
                              CASH VALUE AWARDS

         Section 9.1  Grants

         From time to time and upon the recommendation of the CEO, the Committee may grant Cash Value Awards in such number as it may determine to such Reporting Persons as the Committee may select. From time to time, the CEO may grant Cash Value Awards in such number as he may determine to such Nonreporting Persons as he may select; provided, however, each and all such grants shall be subject to any maximum dollar value established by the Committee for grants under the Plan for Nonreporting Persons as a group.

         Section 9.2  Performance Period

         At the time of a Cash Value Award grant, the Committee shall establish a Performance Period of not less than one year nor more than five (5) years, commencing on the Date of Grant of the Award.

         Section 9.3   Performance Goals

         At the time of each grant, the Committee shall establish for all Cash Value Awards the Performance Goals for the Company and any Participating Subsidiary, while the CEO (or his designee or designees) shall establish for each individual Cash Value Award the business unit, corporate staff group and individual Performance Goals (other than his own which will be the same as the Performance Goals for the Company), if any. All of the designated Performance Goals must be met as a precondition to any distribution or payment being made with respect to the Cash Value Award following the end of the Performance Period. Except as provided in Article XII, these Performance Goals (although their measurement, including adjustments, if any, will not occur until after the expiration of the applicable Performance Period) must be met during the continuance of the Grantee's employment with the Company or any Participating Subsidiary, prior to the expiration of the applicable Performance Period and prior to the making of any payment with respect to the Cash Value Award. Performance Goals may vary among Grantees and among Awards to a Grantee. Performance Goals shall be based upon such performance criteria or combination of factors as the Grantor may deem appropriate, including, but not limited to, specified levels of earnings per share, return on investment, return on stockholders' equity and such other goals related to the Company's performance as are deemed appropriate by the Committee.

         Section 9.4  Payout Schedule

         In tandem with the establishment of the Performance Goals, the Grantor shall establish a Payout Schedule for that Performance Period for each Cash Value Award. Each Payout Schedule shall establish for each Performance Period minimum, target, maximum and intermediate performance and distribution levels for determining the payout of the Common Stock, if any, of the Cash Value Award at the conclusion of the Performance Period.

         Section 9.5   Form Of Payout

         Payment of a Cash Value Award shall be made in cash, Common Stock, Restricted Stock or any combination thereof as determined by the Grantor at the time of the Payout. Restricted Stock shall be governed by Articles VII and XII; provided, however, that Restricted Stock granted at less than Fair Market Value shall also be governed by Section 9.6 and the Attributable Shares (defined below) shall be governed by Section 13.3.

         Section 9.6   Calculation Of Payout

         As soon as practicable after the Performance Period expires with respect to the Cash Value Award, the Grantor shall determine whether and the extent to which any Performance Goals were achieved during the Performance Period. The Grantor may also determine the amount and form of the Payout. If the Payout is to be paid in Restricted Stock, then the number of shares calculated by the Grantor may be determined by using either 100% or 85% (as determined by the Committee) of the Fair Market Value on the date of issue. If the Grantor uses 85% of the Fair Market Value, then those shares attributable to the discount (i.e., 100% minus 85%) (the "Attributable Shares") shall be subject to the forfeiture provisions under Section 13.3; and otherwise, the Restricted Stock shall be subject to forfeiture under Article XII.





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
                                  ARTICLE X
                                 OTHER AWARDS

         Section 10.1  Other Market-Based Awards

         The Grantor may grant other Market-Based Awards, provided that the purchase price or base price for the equity securities of the Company shall in no event be less than 100% of the Fair Market Value of such security on the Date of Grant. Such Other Market-Based Awards shall be in a form determined by the Committee, and the Committee shall have complete authority to determine the terms, conditions and restrictions of the awards, not inconsistent with the terms of the Plan. The Committee, upon recommendation of the CEO, shall determine the time or times at which such Other Market-Based Awards shall be made. Any such Other Market-Based Award shall be confirmed by an Award Commitment executed by the Company and the Grantee, which Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

         Section 10.2  Other Performance-Based Awards

         The Grantor may grant Other Performance-Based Awards. Such Other Performance-Based Awards shall be in a form determined by the Committee, and the Committee shall have complete authority to determine the terms, conditions and restrictions of the awards, not inconsistent with the terms of the Plan.
The Committee, upon recommendation of the CEO, shall determine the time or times at which such Other Performance-Based Awards shall be made. Any such Other Performance-Based Award shall be confirmed by an Award Commitment executed by the Company and the Grantee, which Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

         Section 10.3  Terms of Other Awards

        In addition to the terms and conditions specified in the Award Commitment, awards made pursuant to this Article X shall be subject to the following:

                     (a) Any shares of Common Stock subject to Awards made under this Article X may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or performance period lapses; and

                     (b) If specified by the Committee in the Award Commitment, the recipient of an Award under this Article X shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock covered by the Award; and

                     (c) The Award Commitment with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a termination of employment prior to the exercise, realization or payment of such Award, whether such termination occurs because of retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

         Section 10.4   Stock Option Dividend Equivalents.

         10.4.1 Grants. The Grantor may provide that a Grantee to whom an Option has been granted which is exercisable in whole or in part at a future time for shares of Common Stock (referred to in this subsection as "Share" or "Shares") shall be entitled to receive an amount per Share equal in value to the cash dividends, if any, paid per Share on issued and outstanding Shares, as of the dividend record dates occurring during the period between the Date of Grant and the time each such Share is delivered pursuant to exercise of such Stock Option or the related Stock Appreciation Right. Such amounts (herein called "Dividend Equivalents") shall be paid in cash at the time of the delivery of such Shares.

         10.4.2 Interest. The Grantor may authorize payment of interest on Dividend Equivalents. The interest will be payable in cash at the same time the related Dividend Equivalents are paid.

         10.4.3 Forfeiture. To the extent the Stock Options to which Dividend Equivalents and interest are related shall be forfeited all accrued Dividend Equivalents and interest thereon shall also be forfeited.





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
                                  ARTICLE XI
                             SUBSTITUTION AWARDS

         Section 11.1  Substitution of Performance Shares

         Upon the request of the Grantee, the Committee may grant Restricted Stock Awards in substitution for such numbers of shares of Common Stock of equal value held in custody pursuant to Section 6.5 whose restrictions shall lapse upon expiration or other termination of a Performance Period. The number of Performance Shares available for substitution shall be determined by the method described in Section 11.3. Such Substitution Awards shall be subject to such Restricted Periods and other terms, conditions and restrictions as the Committee may from time to time determine. No substitution shall be permitted after termination of employment, regardless of the reason for termination.
Once substitution has been approved by the Committee, no payment will be made with respect to an original Award.

         Section 11.2  Substitution of Restricted Stock

         Upon request of the Grantee, the Committee may grant Restricted Stock Awards in substitution for shares of Restricted Stock previously awarded either under this Plan or under the Hercules Incorporated Restricted Stock Plan of 1986. Such Awards shall be subject to such Restricted Periods and other terms, conditions and restrictions as the Committee may from time to time determine. No substitution shall be permitted after termination of employment, regardless of the reason for termination.

         Section 11.3  Substitution Procedures

        Any request of a Grantee pursuant to Section 11.1 or 11.2 shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such request, as the Committee may provide. No substitution shall be permitted past any termination of employment described in Article XII or past the occurrence of any of the events specified in clauses (i), (ii) and (iii) of Section 14.4.

         Section 11.4  Substitutions in Contemplation of Retirement

         Prior to the expiration of the Performance Period or Restricted Period applicable to any Performance Shares or Restricted Stock Awards granted to a Grantee, such Grantee may, with the consent of the Committee, surrender all or a portion of his Award in substitution for Phantom Unit Awards subject to the terms and conditions of Article VIII, and provided that: (i) such surrender shall be treated as a forfeiture under the Plan; (ii) such substitution shall be made for retirement planning purposes; (iii) such substitution shall be made prior to December 31 of the year preceding the Grantee's Normal Retirement Date but not more than one year prior to the Grantee's Normal Retirement Date; or, in cases where Retirement with consent occurs prior to the Grantee's Normal Retirement Date, not less than sixty (60) nor more than three hundred and sixty
(360) days before an announced Retirement approved by the Company; and (iv) any Phantom Units shall be substituted as of the expiration date of the applicable Performance Period in an amount consistent with the number of shares calculated for each Award being substituted.





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
                                 ARTICLE XII
                          TERMINATION OF EMPLOYMENT

         12.1  Retirement

         12.1.1 Stock Options and SARs. If prior to the expiration of the Option Period a Grantee who has been given an Option or SAR under the Plan shall cease to be employed by the Company, any Participating Subsidiary or Related Entity because of his Retirement, (i) in the case of Nonqualified Options (except PASOs) and their related SARs, each Option and SAR shall become immediately exercisable and shall remain exercisable for a period of five (5) years from the date of cessation of employment, but not beyond the end of the Option Period, and (ii) in the case of ISOs and their related SARs, each Option and SAR shall, at such time as it becomes exercisable under the Award Commitment covering such Option, remain exercisable for a period of three (3) months from the cessation of employment, but not beyond the end of the Option Period.

         12.1.2 Performance Share, Restricted Stock, Phantom Unit, and Cash Value Awards. If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Phantom Unit or Cash Value Award under the Plan shall cease to be employed by the Company, any Participating Subsidiary or Related Entity because of his Retirement, (i) that Grantee shall be entitled to Performance Shares or Cash Value at the end of the Performance Period based upon the extent to which the Performance Goals were satisfied at the end of such period (provided, however, the Committee may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee





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
deems appropriate or desirable); and (ii) all remaining restrictions with respect to such Grantee's Restricted Stock and Phantom Unit Awards shall lapse as of the date of termination.

         12.1.3 Performance Accelerated Stock Options. If prior to the expiration of the PASO Period a Grantee who has been given a PASO Award under the Plan shall cease to be employed by the Company, any Participating Subsidiary or Related Entity because of his Retirement, that Grantee shall be entitled to PASOs as follows: If the PASOs are exercisable on the date of Retirement, then the PASOs will remain exercisable until the earlier of five
(5) years or the end of the PASO period; if the PASOs are not yet exercisable, then they shall become exercisable at the earlier of (i) such time as the PASOs become exercisable through acceleration due to performance, or (ii) four and one-half (4.5) years after Retirement regardless of performance, or (iii) the end of nine and one-half (9.5) years from the award date. Once the PASOs become exercisable, they shall remain exercisable until the earlier of five (5) years after Retirement or the end of the PASO period, provided, however, the Grantor may provide for acceleration of the vesting date and/or an earlier settlement of such PASOs under such terms and conditions as the Grantor deems appropriate or desirable.

         Section 12.2  Reduction in Force

         12.2.1 Stock Options and SARs. If prior to the expiration of the Option Period a Grantee who has been given a Option or SAR under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a Reduction in Force, (i) in the case of Nonqualified Options (except PASOs) and their related SARs, each Option and SAR shall become immediately exercisable and shall remain exercisable for a period of one year from the date of cessation of employment, but not beyond the end of the Option Period, and
(ii) in the case of an ISO, each Option and SAR shall, at such time as it becomes exercisable under the Award Commitment covering such Option, remain exercisable for a period of three (3) months from the cessation of employment, but not beyond the end of the Option Period.

        12.2.2 Performance Share, Restricted Stock, Phantom Unit and Cash Value Awards. If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Phantom Unit or Cash Value Award under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a Reduction in Force,
(i) that Grantee shall be entitled to a Minimum Award of Performance Shares or Cash Value at the end of the Performance Period prorated for the portion of the Performance Period during which the Grantee was employed by the Company, any Participating Subsidiary (provided, however, the Committee may provide for an earlier payment in settlement of such Performance Shares or Cash Value in such amount and under such terms and conditions as the Committee deems appropriate or desirable); and (ii) all remaining restrictions with respect to such Grantee's Restricted Stock and Phantom Unit Awards shall lapse, in an amount prorated for the amount of time such Awards have remained under restriction, as of the date of termination.

        12.2.3 Performance Accelerated Stock Options. If prior to the expiration of the PASO Period a Grantee who has been given a PASO Award under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a Reduction in Force, the Grantor shall determine the timing, terms and conditions of the exercise of the Award as the Grantor deems appropriate or desirable except that no PASO may be exercised beyond the end of the PASO Period.

         Section 12.3  Transfers to Certain Related Entities

         12.3.1 Stock Options and SARs. If prior to the expiration of the Option Period a Grantee who has been given a Option or SAR under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a transfer to a Related Entity, (i) in the case of Nonqualified Options (except PASOs) and their related SARs, each Option and SAR shall become immediately exercisable and shall remain exercisable for a period of three (3) years from the date of cessation of employment, but not beyond the end of the Option Period, and (ii) in the case of an ISO, each Option and SAR shall, at such time as it becomes exercisable under the Award Commitment covering such Option, remain exercisable for a period of three (3) months from the cessation of employment, but not beyond the end of the Option Period.

         12.3.2 Performance Share, Restricted Stock, Phantom Unit and Cash Value Awards. If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Phantom Unit or Cash Value Award under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a transfer to a Related Entity, then all restrictions with respect to such Performance Shares, Restricted Stock or Phantom Units shall remain in effect until the end of the Performance or Restricted Period; provided, however, the Grantor may provide as the case may be for an earlier payment in settlement of such Performance Shares, Restricted Stock or Phantom Units and for payment of Cash Value Awards, all in such amount and under such terms and conditions as the Grantor deems appropriate or desirable.

         12.3.3 Performance Accelerated Stock Options. If prior to the expiration of the PASO Period a Grantee who has been given a PASO Award under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a transfer to a Related Entity, the Grantor shall determine the timing, terms and conditions of the exercise of the Award as the Grantor deems appropriate or desirable except that no PASO may be exercised beyond the end of the PASO Period.

         Section 12.4  Disability or Death

         12.4.1 Stock Options and SARs. If prior to the end of the Option Period a Grantee who has been granted a Option shall cease to be employed by the Company, any Participating Subsidiary or Related Entity by reason of death or Disability, (i) in the case of Nonqualified Options (excluding PASOs) and their related SARs, each Option and SAR shall become immediately exercisable and shall remain exercisable for a period of one year from the date of cessation of employment, but not beyond the end of the Option Period, and (ii) in the case of an ISO, each Option and SAR shall, at such time as it becomes exercisable under the Award Commitment covering such Option, remain exercisable for a period of one year from the cessation of employment, but not beyond the end of the Option Period.

         12.4.2 Performance Share, Restricted Stock, Phantom Unit and Cash Value Awards. If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Phantom Unit and Cash Value Award under the Plan shall cease to be employed by the Company, any Participating Subsidiary or Related Entity by reason of death or Disability, (i) that Grantee shall be entitled to Performance Shares or Cash Value (paid in cash) at the Target Award level on the date of termination; and
(ii) all remaining restrictions with
respect to such Grantee's Restricted Stock and Phantom Unit Awards shall lapse as of the date of termination.


         Section 12.4.3 Performance Accelerated Stock Options. If prior to the expiration of the PASO Period, a Grantee who has been given a PASO Award under the Plan shall cease to be employed by the Company, any Participating Subsidiary or Related Entity because of Disability or Death, then such Grantee (or the Beneficiary of such Grantee) shall be entitled to PASOs as follows: if the PASOs are exercisable on the date of such Disability or Death, then the PASOs will remain exercisable until the earlier of one (1) year or the end of the PASO Period; if the PASOs are not yet exercisable, then they shall become exercisable at the earlier of (i) such time as the PASOs become exercisable through acceleration due to performance, or (ii) six (6) months after such Disability or Death, or (iii) nine and one-half (9.5) years from the award date. Once the PASOs become exercisable, they shall remain exercisable until the earlier of one (1) year after or the end of the PASO Period.

         Section 12.5  Resignation

         12.5.1 Stock Options, SARs and Performance Accelerated Stock Options. If the Grantee shall voluntarily resign before eligibility for Retirement (except for Retirement with approval of the Company), the Options (including PASOs) and SARs granted in tandem shall be canceled coincident with the effective date of the termination of employment.

         12.5.2 Performance Share, Restricted Stock, Phantom Unit and Cash Value Awards. If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a

Performance Share, Restricted Stock, Phantom Unit or Cash Value Award under the Plan shall voluntarily resign (except for Retirement with approval of the Company), then all Performance Share, Restricted Stock, Phantom Unit and Cash Value Awards theretofore awarded to such Grantee as to which there still remains an unexpired portion of the Performance or Restricted Period or the vesting period shall, upon such termination of employment, be forfeited by such Grantee to the Company, without the payment of any consideration by the Company. Thereafter, neither the Grantee nor any heirs, assigns or personal representatives of such Grantee shall have any further rights or interest in such Performance Share, Restricted Stock, Phantom Unit or Cash Value Awards, and the Grantee's name shall thereupon be deleted from the list of the Company's stockholders with respect to such Performance Shares, Restricted Stock, Phantom Units or Cash Value Award. Notwithstanding any other provisions of this Subsection 12.5.2, the value of any vested and deferred Phantom Units shall be paid to the Grantee as soon as practicable.

         Section 12.6  Decrease in Company Ownership

         12.6.1 Stock Options and SARs. If prior to the expiration of the Option Period a Grantee who has been given an Option or SAR under the Plan shall cease to be employed by any Participating Subsidiary because of a decrease in the Company's ownership interest in a Participating Subsidiary to below 50% but at or above 20%, (i) in the case of Nonqualified Options (except PASOs) and their related SARs, each Option and SAR shall become immediately exercisable and shall remain exercisable for a period of three (3) years from the date of cessation of employment, but not beyond the end of the Option Period, and (ii) in the case of an ISO, each Option and SAR shall, at such time as it becomes exercisable under the Award Commitment covering such Option, remain exercisable for a period of three (3) months from the cessation of employment, but not beyond the end of the Option Period.

         12.6.2 Performance Share, Restricted Stock, Phantom Unit and Cash Value Awards. If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Phantom Unit or Cash Value Award under the Plan shall cease to be employed by any Participating Subsidiary because of a decrease in the Company's ownership interest in a Participating Subsidiary to below 50% but at or above 20%, then all restrictions with respect to such Performance Shares, Restricted Stock or Phantom Units shall remain in effect until the end of the Performance Period or Restricted Period; provided, however, the Committee may provide, as the case may be, for an earlier payment in settlement of such Performance Shares, Restricted Stock or Phantom Units and for payment of Cash Value Awards, all in such amount and under such terms and conditions as the Committee deems appropriate or desirable or make any other adjustment deemed appropriate due to the decrease in Company ownership.

         12.6.3 Performance Accelerated Stock Options. If prior to the expiration of the PASO Period a Grantee who has been given a PASO Award under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a decrease in company ownership, the Grantor shall determine the timing, terms and conditions of the exercise of the Award as the Grantor deems appropriate or desirable except that no PASO may be exercised beyond the end of the PASO Period.

         Section 12.7  Termination of Employment for Other Reasons

         12.7.1 Stock Options, SARs and Performance Accelerated Stock Options. If the Grantee's employment terminates for any reason other than specified in Sections 12.1, 12.2, 12.3, 12.4, 12.5 or 12.6, each Option, SAR and PASO shall terminate; provided, however, the Grantor may provide for acceleration of the vesting date and/or an earlier settlement of such PASOs in such amount and under such terms and conditions as the Grantor deems appropriate or desirable.

         12.7.2 Performance Share, Restricted Stock, Phantom Unit and Cash Value Awards. If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Phantom Unit or Cash Value Award under the Plan shall cease to be employed by the Company, any Participating Subsidiary or Related Entity because of any reason other than specified in Sections 12.1, 12.2, 12.3, 12.4, 12.5 or 12.6, then all Performance Share, Restricted Stock, Phantom Unit and Cash Value Awards theretofore awarded to such Grantee as to which there still remains an unexpired portion of the Performance or Restricted Period shall, upon such termination of employment, be forfeited by such Grantee to the Company, without the payment of any consideration by the Company; provided, however, the Grantor may provide for settlement of a Cash Value Award in such amount, at such time and under such terms and conditions as the Grantor deems appropriate or desirable. Thereafter, neither the Grantee nor any heirs, assigns or personal representatives of such Grantee shall have any further rights or interest in such Performance Share, Restricted Stock, Phantom Unit or Cash Value Awards, and the Grantee's name shall thereupon be deleted from the list of the Company's stockholders with respect to such Performance Shares or Restricted Stock. Notwithstanding any other provisions of this Subsection

12.7.2, the value of any vested and deferred Phantom Units shall be paid to the Grantee as soon as practicable.

         Section 12.8  Termination Date

         Termination of employment of a Grantee for any of the reasons enumerated in this Article XII shall, for purposes of the Plan, be deemed to have occurred as of the date which is recorded in the ordinary course in the Company books and records in accordance with the then-prevailing procedures and practices of the Company.

         Section 12.9  Reporting Person Limitation

         Notwithstanding any other provision of this Article XII, a Grantee who ceases to be a Reporting Person through retirement or any other termination of employment shall not be entitled to exercise a SAR.


                                  ARTICLE XIII
                   EXCHANGE AWARDS; ABOVE TARGET MICP AWARDS

         Section 13.1  Salary/Bonus Reductions

         13.1.1  Restricted Stock.  A Grantee (including those described in
Section 13.8) may elect to reduce and defer his or her current or future Base Salary and/or earned Bonus and, thereafter, exchange such deferred amounts for Restricted Stock. Such elections shall direct deferrals and exchanges on a one-time (annual) basis or, in the alternative in the case of Base Salary, on an ongoing basis covering a period not exceeding five (5) years. Should a Grantee elect a one-time (annual) exchange, the deferred amounts shall be credited to his or her deferred compensation account under this Plan and, thereafter, on the third (3rd) business day following the public announcement of the Company's annual earnings, the deferred amounts shall be exchanged for that number of shares of Restricted Stock that equals the number of whole shares determined by dividing the deferred amount forgone by 85% of the Fair Market Value of one share of Common Stock on the date of the exchange. Should a Grantee elect an exchange of Base Salary on an ongoing basis for a period of one year or less, the number of shares of Restricted Stock he or she shall acquire through such exchanges, which shall be effected on the third (3rd) business day following the public announcement of the Company's annual earnings, shall be determined by dividing the total projected deferred amounts forgone for the designated period by 85% of the Fair Market Value of one share of Common Stock on the date of the exchange. When the elected period extends beyond one year, the number of shares of Restricted Stock acquired through such exchanges, which shall be effected on the third (3rd) business day following the public announcement of the Company's annual earnings, shall equal that number of whole shares of Restricted Stock determined by dividing the discounted present value of the total projected deferred amounts forgone for the designated period (using the appropriate Treasury Bill rates for the applicable period) by 85% of the Fair Market Value of one share of Common Stock on the date of the exchange. Restricted Stock acquired pursuant to exchanges under this Subsection 13.1.1 shall have a Restricted Period of not less than three (3) years (such Restricted Period to be extended up to five (5) years to coincide with a deferral election that extends beyond three (3) years), as determined by the Committee, and shall be subject to all of the terms, conditions and provisions of Article VII, except as may otherwise be determined by the Committee prior to their acquisition.

         13.1.2 Options. A Grantee may elect to reduce and defer his or her current or future Base Salary and/or earned Bonus and, thereafter, exchange such deferred amounts for Nonqualified Options. Such elections shall direct deferrals and exchanges on a one-time (annual) basis or, in the alternative in the case of Base Salary, on an ongoing basis covering a period not exceeding five (5) years. Should a Grantee elect a one-time (annual) exchange, the deferred amounts shall be credited to his or her deferred compensation account under this Plan and, thereafter, on the third (3rd) business day following the public announcement of the Company's annual earnings, the deferred amounts shall be exchanged for that number of Options as is determined by the Committee, in its discretion, to be the equivalent in value of that number of whole shares of Restricted Stock determined by dividing the deferred amount forgone by 85% of the Fair Market Value of one share of the Common Stock on the date of the exchange. Should a Grantee elect an exchange of Base Salary on an ongoing basis for a period of one year or less, the number of Options he or she shall acquire through such exchanges is that number of Options as is determined by the Committee, in its discretion, to be the equivalent in value of that number of whole shares of Restricted Stock determined by dividing the total projected deferred amount forgone for the designated period by 85% of the Fair Market Value of one share of Common Stock on the date of the exchange. When the elected period extends beyond one year, the Options acquired through such exchanges, which shall be effected on the third (3rd) business day following the public announcement of the Company's annual earnings, shall be that number of Options determined by the Committee, in its discretion, to be the equivalent in value of that number of whole shares of Restricted Stock determined by dividing the discounted present value of the total projected deferred amounts forgone for the designated period (using the appropriate Treasury Bill rates for the applicable period) by 85% of the Fair Market Value of one share of the Common Stock on the date of the exchange. Options acquired pursuant to this Subsection 13.1.2 shall be exercisable according to the following three (3)-year schedule (unless the Grantee's employment with the Company or a Participating Subsidiary is terminated, in which case the provisions of Section 13.3 or Article XII, as apposite, shall govern):

         40% of the Options will be exercisable beginning one year after the exchange, a second 40% of the Options will be exercisable beginning two (2) years after the exchange, and the final 20% of the Options will be exercisable beginning three (3) years after the exchange;

and shall be subject to all of the terms, conditions and provisions of Article V (as modified as to exercisability by this Subsection 13.1.2), except as may otherwise be determined by the Committee prior to their acquisition.

         Section 13.2  Deferred Accounts

         13.2.1 Deferred Compensation Plan Accounts. Subject to the Company's approval, amounts accrued under the Hercules Incorporated Deferred Compensation Plan (other than under the Hercules Incorporated Non-qualified Savings Plan portion thereof) may, upon the Grantee's request for a one-time (annual) exchange, be surrendered in exchange for Restricted Stock and/or Nonqualified Options. The number of shares of Restricted Stock and Options acquired in this manner shall be determined in the same manner as is specified in Subsections
13.1.1 and 13.1.2, respectively, and all Restricted Stock and Options so acquired shall be subject to all of the terms, conditions and provisions of Subsections 13.1.1 and 13.1.2, respectively. Exchanges under this Subsection 13.2.1 shall be effected the third (3rd) business day after the first public announcement of the Company's annual earnings.

         13.2.2 Non-Qualified Savings Plan Accounts. Subject to the Company's approval, amounts accrued under the Hercules Incorporated Non-Qualified Savings Plan portion of the Hercules Deferred Compensation Plan may, upon the Grantee's request for a one-time (annual) exchange, be surrendered in exchange for Restricted Stock and/or Nonqualified Options. The number of shares of Restricted Stock and Options acquired in this manner shall be determined in the same manner as is specified in Subsections 13.1.1 and 13.1.2, respectively, except that the computation in each case shall be based on 100% of the Fair Market Value of one share of Common Stock rather than the 85% of the Fair Market Value specified in Subsections 13.1.1 and 13.1.2. All Restricted Stock and Options so acquired shall be subject to all of the terms, conditions and provisions of Subsections 13.1.1 and 13.1.2, respectively. Exchanges under this Subsection 13.2.2 shall be effected the third (3rd) business day after the first public announcement of the Company's annual earnings.

         Section 13.3  Termination of Employment

         13.3.1 Death, Disability and Reduction in Force. Notwithstanding any provisions of Sections 12.2 and 12.4 to the contrary:

               (a) If prior to the expiration of an applicable Restricted Period a Grantee who has received Restricted Stock pursuant to Subsections 13.1.1, 13.2.1 and/or 13.2.2 shall cease to be employed by the Company by reason of Death, Disability, Reduction in Force or

         Retirement directly attributable to a Reduction in Force, all restrictions and forfeiture provisions under this Plan with respect to the Restricted Stock exchanged pursuant to this Article XIII shall lapse as of the date of termination of employment and delivery of such shares shall be governed by the provisions of Section 7.6.

               (b) If prior to the expiration of an applicable Option Period a Grantee who has received Options pursuant to Subsections
         13.1.2, 13.2.1 and/or 13.2.2 shall cease to be employed by the Company by reason of Death, Disability, Reduction in Force or Retirement directly attributable to a Reduction in Force, the Option Period shall be adjusted to the lesser of the remaining Option Period or one year from the date of employment termination.

         13.3.2 Retirement. Notwithstanding any provisions of Section 12.1 to the contrary:

               (a) In the event of Retirement (not directly attributable to a Reduction in Force) by a Grantee who has received Restricted Stock pursuant to Subsections 13.1.1, 13.2.1 and/or 13.2.2 prior to the expiration of an applicable Restricted Period, that number of shares of Restricted Stock equal to the amount attributable to the 15% discount made available under this Article XIII, and prorated for the length of time remaining in the Restricted Period, shall be forfeited and returned to the Company.

               (b) If prior to the expiration of an applicable Option Period a Grantee who has received Options pursuant to Subsections 13.1.2,
        13.2.1 and/or 13.2.2 shall cease to be employed by the Company by reason of his or her Retirement (not directly related to a Reduction in Force), the Option Period shall be adjusted to the lesser of the remaining Option Period or three (3) years from the date of termination. In the event of Retirement (not directly attributable to a Reduction in Force) by a Grantee who has received Options pursuant to Subsections 13.1.2, 13.2.1 and/or 13.2.2, a number of Options equal to the amount attributable to the 15% discount and prorated for the length of time remaining in the period during which Options may not be exercised shall be forfeited.

         13.3.3 Resignation or Termination for Cause. Notwithstanding any provisions of Sections 12.5 and 12.7 to the contrary:

               (a) In the event a Grantee who has received Restricted Shares pursuant to Subsections 13.1.1, 13.2.1 and/or 13.2.2 voluntarily resigns (except for retirement with approval of the Company) or terminates employment for reasons other than any of those specified in Sections 12.1, 12.2, 12.3, 12.4 and 12.6 prior to the expiration of an applicable Restricted Period, all shares of Restricted Stock shall be forfeited and returned to the Company and such Grantee shall receive a payment equal to the lower of the Fair Market Value of the Restricted Shares forfeited or the original amount exchanged.

               (b) In the event a Grantee who has received Options pursuant to Subsections 13.1.2, 13.2.1 and/or 13.2.2 voluntarily resigns (except for retirement with approval of the Company) or terminates employment for reasons other than any of those specified in Sections 12.1, 12.2, 12.3, 12.4 and 12.6 prior to the expiration of the applicable Option Period, all Options shall be forfeited and returned to the Company and such Grantee shall receive a payment equal to the lower of a value (as determined by the Committee) of the Options forfeited or the original amount exchanged.





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
         Section 13.4  Avoidance of Pension Diminution

         13.4.1 Governing Provisions. Grantees electing Base Salary and/or Bonus reductions under Section 13.1 may suffer a permanent diminution of their qualified pension entitlement under the Hercules Pension Plan. To offset this diminution in part,exchange awards in respect of pensions otherwise payable as nonqualified pensions (as measured from the date of the APD Election defined next below) may be requested within five (5) years of anticipated retirement. Subject to the Committee's approval of such a request, all such exchanges shall be effected in accordance with the provisions of this Section 13.4.

         13.4.2 Exchange Awards. A Grantee who is within five (5) years (but not less than one year) of his or her anticipated retirement date may elect ("APD Election") to exchange the present value (as of the date of the APD Election) of his or her projected benefits payable as of the Designated Retirement Date (as defined below) under the Hercules Pension Restoration Plan (utilizing the method and assumptions used to convert a pension to a partial cash payment under the Hercules Pension Plan) for Restricted Stock issuable under Subsection 13.1.1 and/or Options granted under Subsection 13.1.2. Restricted Stock and/or Options received in such an exchange shall be in substitution of any pension entitlements under the Hercules Pension Restoration Plan, the rights to such entitlements being forfeited and canceled in consideration of such exchange.

         13.4.3 Designated Retirement Date. As a part of his or her APD Election, a Grantee shall designate a retirement date ("Designated Retirement Date"). In the event of any termination of employment prior to the Designated Retirement Date, the following will apply:

               (a) If the Grantee elected Restricted Stock, that number of Restricted Stock shares shall be forfeited as has a value (on the date of his or her APD Election) equivalent to the present value determined for purposes of Subsection 13.4.2 minus the present value (as of the APD Election date) of the amount due under the Hercules Pension Restoration Plan as of the date of actual retirement, utilizing the method and assumptions used to convert a pension to a partial cash payment under the Hercules Pension Plan. Further, in the event that the Grantee's actual retirement date occurs within three (3) years of the APD Election, the Grantee shall forfeit that number of Restricted Stock shares (adjusted by the preceding sentence) attributable to the 15% discount made available under Subsection
         13.1.1 and prorated for the length of time remaining in the three (3)- year period commencing with the date of the APD Election.

               (b) If the Grantee elected Nonqualified Options, that number of Options shall be forfeited as the Committee in its discretion shall determine has a value (on the date of his or her APD Election) equivalent to the present value determined for purposes of Subsection
         13.4.2 minus the present value (as of the date of his or her APD Election) of the amount due under the Hercules Pension Restoration Plan as of the date of actual retirement, utilizing the method and assumptions used to convert a pension to a partial cash payment under the Hercules Pension Plan. Further, in the event that the Grantee's actual retirement date occurs within three (3) years of the APD Election, the Grantee shall forfeit that number of Options as the Committee in its discretion shall determine has a value equal to that number of Restricted Stock shares (adjusted by the preceding sentence) attributable to the 15% discount made available under Subsection
         13.1.2 and prorated for the length of time remaining in the period commencing with the date of the APD Election.

               (c) Notwithstanding (a) and (b) next above, in the event of the Grantee's death, Disability or termination of employment with the consent of the Company, the Committee may, in its discretion, waive any forfeitures otherwise applicable under this Subsection 13.4.3.

         Section 13.5  Irrevocability

         Any election under Sections 13.1, 13.2 or 13.4 shall be irrevocable.

         Section 13.6  Equivalency

         Notwithstanding any provision in this Article XIII to the contrary, all elections under this Article XIII that involve an exchange of future compensation or pension benefit entitlement shall in each instance be equalized (that is, recalculated using actual numbers) at the expiration of the period elected or termination of employment and forfeiture shall be applied, if appropriate.

         Section 13.7  MICP Awards

         Any payout under the Management Incentive Compensation Plan for performance above the target level Performance Goals for any Performance Period shall be in that number of whole shares of Restricted Stock obtained by dividing the dollar value of the payout by 85% of the Fair Market Value of one share of Common Stock on the date of such award. Restricted Stock acquired pursuant to this Section 13.7 shall be subject to all of the terms, conditions and provisions of Article VII and Article XIII, except as may otherwise be determined by the Committee prior to the Date of Award.

         Section 13.8  Definition

         For purposes of this Article XIII, the term "Grantee" includes all employees of the Company or any Participating Subsidiary who are designated by the CEO to be eligible for purposes of this Article XIII.


                                  ARTICLE XIV
                     CERTAIN TERMS APPLICABLE TO ALL AWARDS

         Section 14.1  Withholding Taxes

         The Company shall withhold (or secure payment from the Grantee in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Grantee's Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an ISO, and the Company may defer payment or issuance of the cash or stock upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Grantee at the time of delivery or when payment is made [except as otherwise payable under Section 14.1(c)] in accordance with the following rules:

                (a) With respect to Awards payable in cash, the Company will withhold an amount sufficient to satisfy applicable Federal, state and local tax withholding requirements and remit the net award to the Grantee;


                (b) With respect to Awards payable in stock, the Company will notify the Grantee of the amount due from such Grantee to satisfy the tax withholding requirements with respect to the stock. The
         Grantee shall pay the amount due to satisfy the tax withholding requirements in cash; provided, however, that the Grantee may elect to meet the tax withholding requirement by requesting the Company, in writing, to withhold from such Award and sell through a brokerage firm the appropriate number of shares of Common Stock, rounded up to the next whole number, which would result in proceeds equal to the tax withholding requirement. Any election by a Grantee to have shares withheld under this Section 14.1 shall be subject to such terms and conditions as the Committee may specify, which may include that the election shall be irrevocable and in the case of a Reporting Person, the election to have shares withheld under this Section 14.1 must be made either (i) not less than six (6) months prior to the date that the tax is to be withheld by the Company, or (ii) during the period beginning on the third business day following the date of the release for publication of the Company's quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. If the cash required (whether paid directly or indirectly through the sale of stock election described above) is not received by the Company within sixty (60) days of notification by the Company of the tax withholding due, the Committee shall have the right to take whatever action it deems appropriate, including voiding the Award. The Company shall not deliver or pay the Award (net of the tax withholding) until the tax withholding obligation is satisfied. At the time that all other restrictions lapse (other than being subject to Section 16 of the Act) a Reporting Person shall make the election described in Subsection (c) below.

                 (c) If permitted under applicable Federal income tax laws, a Grantee may elect to include in gross income for Federal income tax purposes in the year in which a stock Award is made, an amount equal to the Fair Market Value of the Award on the Date of Grant. If the Grantee makes such an election, the Grantee shall promptly notify the Company in writing and shall provide the Company with a copy of the executed election form as filed with the Internal Revenue Service by no later than thirty (30) days from the Date of the Grant. Promptly following such notification, the Grantee shall pay directly to the Company, or make arrangements satisfactory to the Committee, the cash amount determined by the Company to be sufficient to satisfy applicable Federal, state or local withholding tax requirements. If the Grantee shall fail to make such payments, the Company and its Subsidiaries shall, to the extent permissible by law, have the right to deduct from any payment of any kind otherwise due to the Grantee any Federal, state or local taxes of any kind required by law to be withheld with respect to such Restricted Stock.

         Section 14.2 Adjustments to Reflect Capital Changes

         14.2.1 Recapitalization. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan, such adjustments shall be made in the number and kind of shares subject to outstanding Awards, the Option Price for such shares and the number and kind of shares available for Awards subsequently granted under the Plan as may be determined appropriate by the Committee.

         14.2.2 Sale or Reorganization. After any reorganization, merger or consolidation in which the Company is the surviving corporation, each Grantee shall, at no additional cost, be entitled upon any exercise of an Option or receipt of other Award to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award, the number and class of shares of stock or other securities to which such Grantee would have been entitled pursuant to the terms of the reorganization, merger or consolidation if, at the time of such reorganization, merger or consolidation, such Grantee had been the holder of record of a number of shares of stock equal to the number of shares receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Grantee in the event of successive reorganizations, mergers or consolidations of the character described above.

         14.2.3 Options to Purchase Stock of Acquired Companies. After any reorganization, merger or consolidation in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the reorganization, merger or consolidation whose stock subject to the old options that may no longer be issued following such merger or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

         Section 14.3  Failure to Comply With Terms and Conditions

         Notwithstanding any other provision of the Plan, no payment or delivery with respect to any Award shall be made, and all rights of the Grantee who receives such Award (or his designated Beneficiary or legal representative) to such payment or delivery under the Plan shall be forfeited, at the discretion of the Committee, if, prior to the time of such payment or delivery, the Grantee breaches a restriction or any of the terms, restrictions and/or conditions of the Plan and/or the Award Commitment.

         Section 14.4  Forfeiture Upon Occurrence of Certain Events

         Notwithstanding any other provision of the Plan, no payment of any Award shall be made and all rights of the Grantee who received such Award (or his designated Beneficiary or legal representative) to the payment thereof under the Plan shall be forfeited if, prior to the time of such payment, the Grantee (i) without the Company's consent, shall be employed by a competitor of, or shall be engaged in any activity in competition with, the Company or a Subsidiary; (ii) divulges without the consent of the Company any secret or confidential information belonging to the Company or a Subsidiary; or (iii) has been dishonest or fraudulent in any matter affecting the Company or a Subsidiary or has committed any act which, in the sole judgment of the Committee, has been substantially detrimental to the interests of the Company or a Subsidiary. The Company shall give a Grantee written notice of the occurrence of any such event prior to making any such forfeiture. The determination of the Committee as to the occurrence of any of the events specified in clauses (i), (ii), and (iii) of this Section 14.4 shall be conclusive and binding upon all persons for all purposes. Any

Award shall be subject to forfeiture for the reasons provided in this Section
14.4 in such manner as shall be provided by the Committee.

         Section 14.5 Regulatory Approvals and Listing

         The Company shall not be required to issue any certificate or certificates for shares of Common Stock under the Plan prior to (i) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange on which the Company's Common Stock may be listed, and (iii) the completion of any registration or other qualification of such shares of Common Stock under any state or Federal law or ruling or regulations of any governmental body which the Company shall, in its discretion, determine to be necessary or advisable.

         Section 14.6  Restrictions Upon Resale of Stock

         If the shares of Common Stock that have been issued to a Grantee pursuant to the terms of the Plan are not registered under the Securities Act of 1933, as amended ("Securities Act"), pursuant to an effective registration statement, such Grantee, if the Committee shall deem it advisable, may be required to represent and agree in writing (i) that any such shares acquired by such Grantee pursuant to the Plan will not be sold except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from registration under said Act and, (ii) that such Grantee is acquiring such shares for his own account and not with a view to the distribution thereof.

         Section 14.7  Reporting Person Limitation

         Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3 under the Act, and any successor provision, (1) any Common Stock or other equity security offered under the Plan to a Reporting Person may not be sold for at least six (6) months after the earlier of acquisition of the security or the date of grant of the derivative security, if any, pursuant to which the Common Stock or other equity security was acquired; and (2) any Option, SAR or other similar right related to an equity security, issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order and shall be exercisable during the Grantee's lifetime only by the Grantee or the Grantee's guardian or legal representative.



                                   ARTICLE XV
                                    DISPUTES

         If the employment of a Grantee with the Company or any Participating Subsidiary shall terminate prior to the expiration of the Performance or Restriction Period applicable to any Performance Share, Restricted Stock or Phantom Unit Award awarded to such Grantee and there exists a dispute between such Grantee and the Company or the Committee as to the satisfaction of the conditions to the release of such shares or units under the Plan or the terms and conditions of the Performance Share, Restricted Stock or Phantom Unit Award, the Performance Share, Restricted Stock or Phantom Unit Awards as to which such dispute shall exist shall remain subject to the restrictions of the Plan until the resolution of such dispute, regardless of any intervening expiration of the Performance or Restriction Period originally applicable to such shares, except that any dividends which may be declared and which may be payable to the participant as of a date during the period from termination of such Grantee's employment to the resolution of such dispute (the "Suspension Period") shall

               (i) to the extent to which such dividends would have been payable to such Grantee on such Performance Share, Restricted Stock or Phantom Unit Award, be held by the Company as part of its general funds and shall be paid to or for the account of such Grantee only upon, and in the event of, a resolution of such dispute in a manner favorable to such Grantee and then only with respect to such Performance Share, Restricted Stock or Phantom Unit Award as to which such resolution shall be so favorable, and

               (ii) in the event the dispute is resolved in a manner unfavorable to the Grantee, be canceled as dividends payable upon Performance Share, Restricted Stock or Phantom Unit Award as to which such resolution shall be so unfavorable.

         In addition, to the extent that resolution of any such dispute shall be unfavorable to the Grantee, the Performance Shares, Restricted or Phantom Unit Award as to which such dispute shall have existed shall be forfeited in accordance with the provisions of Article XII or Section 14.4.

                                 ARTICLE  XVI
                          ADMINISTRATION OF THE PLAN

         Section 16.1  Committee

         The Plan shall be administered by or under the direction of the Committee. No person shall be eligible or continue to serve as a member of the Committee unless such person is a director of the Company and is a "disinterested person" within the meaning of Rule 16b-3, and no person shall be, or shall have been, eligible to receive an Award under the Plan to acquire stock, stock options, stock appreciation rights, performance shares or restricted stock of the Company or any Participating Subsidiary at any time within the one (1) year immediately preceding the member's appointment to the Committee.

         Section 16.2  Committee Actions

         Except for matters required by the terms of this Plan to be decided by the CEO or his designee or designees, the Committee shall have full power and authority to interpret and construe the Plan, to prescribe, amend and rescind rules, regulations, policies and practices, to impose such conditions and restrictions on Awards as it deems appropriate and to make all other determinations necessary or desirable in connection with the administration of, or the performance of its responsibilities under, this Plan. Subject to the limitations of provisions of Section 20.4, each decision, determination, interpretation or other action of the Committee made or taken pursuant to grants of authority under the Plan shall be final and shall be conclusive and binding on all persons for all purposes. The Committee's decisions, determinations and interpretations (including without limitations, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made selectively among Grantees who receive, or are eligible to receive, awards under the Plan, whether or not such Grantees are similarly situated. The Committee may, to the extent that any such action will not prevent the Plan from complying with Rule 16b-3, delegate any of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company.

         Section 16.3  No Liability of Committee Members

         As and to the extent provided by Section 20.5, no past, present or future member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf in his capacity as a member of the Committee, nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee.



                                  ARTICLE XVII
           EFFECTIVE DATE, TERM OF THE PLAN AND STOCKHOLDER APPROVAL

           The Plan became effective as of April 1, 1991, and was amended and restated as of June 30, 1993, and is hereby further amended and restated. The termination date of the Plan shall be April 30, 1998. No Award shall be granted under the Plan after such termination





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
date. The Plan will continue in effect for existing Awards as long as any such Awards are outstanding.

                                ARTICLEX VIII
                         CHANGE IN CORPORATE CONTROL

         Section 18.1  Options And PASOs

         In the event of a Change in Control, (1) all Options and PASOs outstanding on the date of such Change in Control shall become immediately and fully exercisable, and (2) a Grantee who is an elected officer or director of the Company will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any Option or PASO or portion thereof to the extent not yet exercised (or with respect to an Option or PASO or portion thereof granted less than six (6) months prior to the date of the Change in Control, within sixty (60) days after the expiration of a six (6)-month period following the Date of Grant) and to receive a cash payment in an amount equal to the excess, if any, of (a) in the case of a Nonqualified Stock Option or PASO, the adjusted Fair Market Value of the Common Stock subject to the Option or PASO or a portion thereof surrendered or (b) in the case of an ISO, the Fair Market Value of the Common Stock subject to the Option or PASO or portion thereof surrendered over the Option Price. The provisions of this Section
18.1 shall be applicable to Nonqualified Stock Options, PASOs or ISOs. The provisions of this Section 18.1 shall not be applicable to any Options granted to a Grantee if any Change in Control results from such Grantee's





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beneficial ownership (within the meaning of Rule 13d(3) under the Act) of Common
Stock or Company voting securities.

         Section 18.2  SARs

         In the event of a Change in Control, all SARs shall become immediately and fully exercisable but not before any related ISO is exercisable. Upon any exercise of a SAR (other than a SAR granted in tandem with a related ISO) or any portion thereof during the 60-day period following the Change in Control, (or with respect to a SAR granted to an officer or director of the Company less than six (6) months prior to the date of the Change in Control, within sixty
(60) days after the expiration of a six (6) month period following the Date of Grant) the amount payable shall be determined by reference to the SAR Fair Market Value of the Common Stock and shall be paid in cash. SARs granted in connection with ISOs will be payable as determined by reference to the Fair Market Value of the Common Stock on the date of such exercise and shall be paid in cash. The provisions of this Section 18.2 shall not be applicable to any SARs granted to a Grantee if any Change in Control results from such Grantee's beneficial ownership (within the meaning of Rule 13d(3) under the Act) of Common Stock or Company voting securities.

         Section 18.3  All Other Awards

         In the event of a Change of Control, all Performance Share Awards, Restricted Stock Awards, Phantom Unit Awards, Cash Value Awards, Other Market-Based Awards (if any) and Other Performance-Based Awards (if any) shall immediately vest and become fully payable within thirty (30)





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days after a Change in Control to all Grantees who have been granted an
Award. In the case of Performance Share Awards and Cash Value Awards, all Awards shall vest at the Maximum Award.

         Section 18.4  Definitions

         A Change in Control of the Company shall occur when there is an unsolicited Change in Control of the Company that is not initiated by the Company, and is of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act, as in effect on the effective date of the Plan; provided, however, that no Change in Control shall be deemed to have occurred unless and until a "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act) together with all "affiliates" and "associates" of such person (as such terms respectively, are defined in Rule 12b-2 of the General Rules and Regulations under the Act) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities.



                                  ARTICLE XIX
                           AMENDMENT AND TERMINATION

         Section 19.1  Amendment

         The Board reserves the right at any time or times to modify, alter or amend, in whole or in part, any or all of the provisions of the Plan to any extent and in any manner that it may deem advisable,





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
and no consent or approval by the stockholders of the Company or by any other person, committee or entity of any kind shall be required to make any modification, alteration or amendment; provided, however, that the Board shall not, without the requisite affirmative approval of the stockholders of the Company, make any modification, alteration or amendment which (i) except as provided in Section 3, increases the maximum number of shares of Common Stock available for Awards under this Plan, (ii) decreases the Option Price to less than 100% of the Fair Market Value on the Date of Grant of an Option, (iii) extends the period during which Awards may be granted under the Plan beyond April 30, 1998, (iv) changes the employee (or class of employees) eligible to receive Awards under the Plan, (v) materially increase the benefits accruing to a Grantee under the Plan, or (vi) requires stockholders' approval under Rule 16b-3 or the Code, unless such compliance is no longer desired, or under any other applicable law. No modification, alteration or amendment of the Plan may, without the consent of the Grantee (Beneficiaries in case of his death) to whom any Award shall theretofore have been granted under the Plan adversely affect any right of such Grantee under such Award, except in accordance with the provisions of the Plan and/or any Award Commitment applicable to any such Award. Subject to the provisions of this Section 19.1, any modification, alteration or amendment of any provisions of the Plan may be made retroactively.

         Section 19.2  Suspension or Termination

         The Board reserves the right at any time to suspend or terminate, in whole or in part, any or all of the provisions of the Plan for any reason and without the consent of or approval by the stockholders of the Company, any Grantee or Beneficiary or any other person, committee or entity of any kind; provided, however, that no such suspension or termination shall affect any right or obligation with respect to any Award theretofore made except as herein otherwise provided.





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
                                  ARTICLE XX
                                MISCELLANEOUS

         Section 20.1  Deferral Election

         At the discretion of the Committee payment of Phantom Units or any other cash award, or any portion thereof, may be deferred by a Grantee until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Grantee at such times prior to the time payment would otherwise be made as the Committee shall determine. All deferrals shall be made in accordance with such rules and regulations established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code and its regulations. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. The Committee also may credit interest at such rates to be determined by the Committee.

         Section 20.2  Designation of Beneficiary

         Each Grantee shall file with the Company a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his death. A Grantee may from time to time revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Grantee's death, and in no event shall it be effective as of a date prior to such receipt. If no such Beneficiary designation is in effect at the time of a Grantee's death, or if no designated Beneficiary survives the Grantee or if such designation conflicts with law, the Grantee's estate shall be entitled to receive the Award, if any, payable under the Plan upon his death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the rights thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

         Section 20.3  No Right to an Award or to Continued Employment

         No Grantee or other person shall have any claim or right to be granted an Award under the Plan. Neither the action of the Company in establishing this Plan, nor any provisions hereof, nor any action taken by the Company, any Participating Subsidiary, the Committee or the CEO (or his designee or designees) pursuant to such provisions shall be construed as creating in any employee or class of employees any right with respect to continuation of employment by the Company or any of the Participating Subsidiaries, and they shall not be deemed to interfere in any way with the Company's or any Participating Subsidiary's right to employ, discipline, discharge, terminate, lay off or retire any Grantee with or without cause, to discipline any Employee, or to otherwise affect the Company's right to make employment decisions with respect to any Grantee.

         Section  20.4 Discretion of the Committee and the CEO

         Whenever the terms of the Plan provide for or permit a decision to be made or an action to be taken by a Grantor, such decision may be made or such action taken in the sole and absolute discretion of such Grantor and shall be final, conclusive and binding on all persons for all purposes; provided, however, that the Board may review any decision or action of the Grantor and if the Board determines that any Award or other decision or act of the Grantor is inequitable or contrary to the provisions of this Plan, it may reverse or modify such Award, decision or act. As provided in Section 16.2 in the case of the Grantor's determinations under the Plan, including, without limitation the determination of the person to receive awards and the amount of such awards, need not be uniform and may be made by him selectively among persons who receive, or are eligible to receive, awards under this Plan, whether or not such persons are similarly retired.

         Section 20.5  Indemnification and Exculpation

         20.5.1 Indemnification. Each person who is or shall have been a member of the Committee and each director, officer or employee of the Company or any Participating Subsidiary to whom any duty or power related to the administration or interpretation of this Plan may be delegated, shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be or become a party or in which he may be or became involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof (with the Company's written approval) or paid by him in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of his bad faith; subject, however, to the condition that upon the institution of any claim, action, suit or proceeding against him, he shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled under the Company's Restated Certificate of Incorporation, as a matter of law or otherwise, or any power that the Company may have to indemnify him or hold him harmless.

         20.5.2 Exculpation. Each member of the Committee, and each director, officer and employee of the Company or of any Participating Subsidiary shall be fully justified in relying or acting upon in good faith any information furnished in connection with the administration of this Plan by any appropriate person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee, or a director, officer or employee of the Company or any Participating Subsidiary be liable for any determination made or other action taken or any omission to act in reliance upon such report or information, for any action (including the furnishing of information) taken or any failure to act, if in good faith.

         Section 20.6  Unfunded Plan

         This Plan is intended to constitute an unfunded, long-term incentive compensation plan for certain selected employees. No special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan with respect to Restricted Stock or Performance Shares held in custody accounts. The
Company may, but shall not be obligated to, acquire shares of its Common Stock from time to time in anticipation of its obligations under the Plan, but no Grantee shall have any right in or against any shares of stock so acquired. All such stock shall constitute general assets of the Company and may be disposed of by the Company at such time and for such purposes at it may deem appropriate. No obligation or liability of the Company to any Grantee with respect to any right to receive a distribution or payment under the Plan shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.

         Section 20.7  Inalienability of Rights and Interests

         The rights and interests of a Grantee under this Plan are personal to the Grantee and to any person or persons who may become entitled to distribution or payments under the Plan by reason of death of the Grantee, and the rights and interests of the Grantee or any such person (including, without limitation, any Award distributable or payable under the Plan) shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Grantees. If any Grantee shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any of his rights or interests under the Plan, (including without limitation, any Award payable under the Plan) then the Committee may hold or apply such benefit or any part thereof to or for the benefit of such Grantee or his Beneficiary, his spouse, children, blood relatives or other dependents, or any of them, in such manner and in such proportions as the Committee may consider proper.

         Section 20.8  Awards Not Includable for Benefit Purposes

         Payments received by a Grantee pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Grantee which are maintained by the Company or any of its Subsidiaries, except as may be determined by the Board.

         Section 20.9  No Issuance of Fractional Shares

         The Company shall not be required to deliver any fractional share of Common Stock but, as determined by the Committee, may pay in lieu thereof, except as otherwise provided in this Plan, the Fair Market Value (determined as of the date of payment the restrictions terminate) of such fractional share to the Grantee or the Grantee's beneficiary, as the case may be.

         Section 20.10  Modification for Overseas Grantees

         Notwithstanding any provision to the contrary, the Committee may incorporate such provisions, or make such modifications or amendments in Award Commitments of Grantees who reside or are employed outside of the United States of America, or who are citizens of a country other than the United States of America, as the Committee deems necessary or appropriate to accomplish the purposes of the Plan with respect to such Grantee in light of differences in applicable law, tax policies or customs, and to ascertain compliance with all applicable laws.

         Section 20.11  Leaves of Absence

         The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any Award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (a) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and, (b) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence.

         Section 20.12  Communications

         20.12.1 Communications by the Committee. All notices, statements, reports and other communications made, delivered or transmitted to a Grantee, Beneficiary or other person under this Plan shall be deemed to have been duly given, made or transmitted when delivered to, or when mailed by first-class mail, postage prepaid and addressed to, such Grantee, Beneficiary or other person at his address last appearing on the records of the Committee.

         20.12.2 Communications by the Participants and Others. All elections, designations, requests, notices, instructions and other communications made, delivered or transmitted by the Company, a Participating Subsidiary, Grantee, Beneficiary or other person to the Committee required or permitted under this Plan shall be in such form as is prescribed from time to time by each such Committee, shall be mailed by first-class mail or delivered to such location as shall be specified by each such Committee, and shall be deemed to have been given and delivered only upon actual receipt thereof by such Committee at such location.





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
         Section 20.13  Parties in Interest

         The provisions of the Plan and the terms and conditions of any Award shall, in accordance with their terms, be binding upon, and inure to the benefit of, all successors of each Grantee, including, without limitation, such Grantee's estate and the executors, administrators, or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Grantee. The obligations of the Company under the Plan shall be binding upon the Company and its successors and assigns.

         Section 20.14  Severability

         Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

         Section 20.15  Compliance with Laws

         The Plan and the grant of Awards shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. It is intended that the Plan be applied and administered in compliance with Rule 16b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined by the Committee. The Board is authorized to amend the Plan and to make any such modifications to Award Commitments to comply with Rule 16b-3, and to make any such other amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

         Section 20.16  No Strict Construction

         No rule of strict construction shall be implied against the Company, the Committee, the CEO or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

         Section 20.17  Modification

         This document contains all of the provisions of the Plan and no provisions may be waived, modified or otherwise altered except in a writing adopted by the Board.

         Section 20.18 Governing Law

         All questions pertaining to validity, construction and administration of the Plan and the rights of all persons hereunder shall be determined with reference to, and the provisions of the Plan shall be governed by and shall be construed in conformity with, the internal laws of the State of Delaware.





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